UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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TAL International Group, Inc.
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TAL INTERNATIONAL GROUP, INC.
100 MANHATTANVILLE ROAD
PURCHASE, NEW YORK 10577
March 21, 2014

Dear Stockholders,
You are cordially invited to join us for our Annual Meeting of Stockholders to be held this year on April 22, 2014, at 10:00 a.m., Eastern Daylight Time, at the Crowne Plaza White Plains, 66 Hale Avenue, White Plains, New York 10601.
The Notice of Annual Meeting of Stockholders and the Proxy Statement that follow describe the business to be conducted at the meeting. You will be asked to elect six directors to the Board of Directors, to approve on an advisory basis the compensation of our named executive officers as described in this Proxy Statement, to approve the TAL International Group, Inc. 2014 Equity Incentive Plan, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 and to act on any other matters as may properly come before the stockholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.
Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.

Sincerely,

Brian M. Sondey
Chairman, President and Chief Executive Officer

TAL INTERNATIONAL GROUP, INC.
100 Manhattanville Road
Purchase, New York 10577
______________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on April 22, 2014
______________________
To the Stockholders:
The Board of Directors of TAL International Group, Inc. hereby gives notice that the Annual Meeting of Stockholders of TAL International Group, Inc. will be held on April 22, 2014, at 10:00 a.m. Eastern Daylight Time, at the Crowne Plaza White Plains, 66 Hale Avenue, White Plains, New York 10601 (the “Annual Meeting”). The purpose of the Annual Meeting is to:

1.	elect six directors to the Board of Directors to serve until the 2015 annual meeting of stockholders or until their respective successors are elected and qualified;

2.	approve on an advisory basis the compensation of our named executive officers as described in this Proxy Statement;

3.	approve the TAL International Group, Inc. 2014 Equity Incentive Plan;

4.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5.	act on any other matters as may properly come before the stockholders at the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.
The Board of Directors has fixed the close of business March 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment.
You are cordially invited to attend the Annual Meeting in person. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of TAL International Group, Inc.’s Proxy Statement is enclosed.

By Order of the Board of Directors,
Marc Pearlin
Secretary
March 21, 2014
YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.
Internet Availability of Proxy Materials
The Company’s 2014 Proxy Statement and 2013 Annual Report are available on our corporate website at http://ir.talinternational.com/phoenix.zhtml?c=192426&p=irol-reportsannual.

TAL INTERNATIONAL GROUP, INC.
100 Manhattanville Road
Purchase, New York 10577
______________________
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on April 22, 2014
______________________
INFORMATION ABOUT VOTING
General
This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished in connection with the solicitation by the Board of Directors of TAL International Group, Inc. (“TAL International Group”, “TAL”, the “Company”, “us” or “we”) of proxies for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza White Plains, 66 Hale Avenue, White Plains, New York 10601 at 10:00 a.m., Eastern Daylight Time, on April 22, 2014, and at any adjournments thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy card are first being distributed to all stockholders entitled to vote on or about March 21, 2014.
The cost of soliciting proxies will be borne by TAL International Group, and will consist primarily of preparing and mailing the proxies and this Proxy Statement. Copies of the proxy materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of TAL International Group common stock, and normal handling charges may be paid for such forwarding service.
Who can vote?
Only holders of record as of the close of business March 14, 2014 (the “Record Date”) of TAL International Group’s common stock, par value $0.001 per share (the “Common Stock”), are entitled to vote at the Annual Meeting. On the Record Date, there were 33,994,771 shares of Common Stock outstanding.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on four proposals at the Annual Meeting:

•	the election of six directors to serve on our Board of Directors (Proposal 1);

•	the approval on an advisory basis of the compensation of our named executive officers as described in this Proxy Statement (Proposal 2);

•	the approval of the TAL International Group, Inc. 2014 Equity Incentive Plan (Proposal 3); and

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 4).
We will also consider other business that properly comes before the Annual Meeting.
How many votes can I cast?
You will be entitled to one vote per share of Common Stock owned by you on the Record Date.

How do I vote by proxy?
Follow the instructions on the enclosed proxy card to vote on the proposals to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposals, the proxy holders will vote for you on the proposals. Unless you instruct otherwise, the proxy holders will vote “FOR” the nominees proposed by our Board of Directors, ‘‘FOR’’ the approval of the compensation of our named executive officers as described in this Proxy Statement, ‘‘FOR’’ the approval of the 2014 Equity Incentive Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
What if other matters come up at the Annual Meeting?
The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the proxy holders will vote your shares as they see fit.
What can I do if I change my mind after I vote my shares?
At any time before the vote at the meeting, you can revoke your proxy either by (i) giving our Secretary a written notice revoking your proxy card, (ii) signing, dating and returning to our Secretary a new proxy card bearing a later date, or (iii) attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not revoke your proxy unless you vote in person. All written notices or new proxies should be sent to our Secretary at our principal executive offices.
Can I vote in person at the Annual Meeting rather than by completing the proxy card?
Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.
What do I do if my shares are held in “street name”?
If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.
What are broker non-votes?
Broker non-votes are shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposal 1 (election of directors), Proposal 2 (advisory vote on executive compensation) and Proposal 3 (approval of the TAL International Group, Inc. 2014 Equity Incentive Plan). However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 4 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014). Broker non-votes are not counted for purposes of determining whether a proposal has been approved.
What is a quorum?
We will hold the Annual Meeting if a quorum is present. A quorum will be present if the holders of a majority of the shares of Common Stock entitled to vote on the Record Date either sign and return their proxy cards or attend the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposals listed on the proxy card. Abstentions and broker non-votes will also be counted as present for purposes of determining if a quorum exists.

What vote is necessary for action?
Passage of Proposal 1 (election of directors), will require, for each director, the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. You will not be able to cumulate your votes in the election of directors. Approval of Proposal 2 (advisory vote on executive compensation) will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, although such vote will not be binding on us. Approval of Proposal 3 (approval of the TAL International Group, Inc. 2014 Equity Incentive Plan) will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Approval of Proposal 4 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014) will require the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present; however, in tabulating the voting results for any particular proposal, abstentions have the same effect as votes against the matter.
Who pays for the proxy solicitation?
We pay for the proxy solicitation. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, the stockholders will elect six directors to serve until the 2015 annual meeting of stockholders or until their respective successors are elected and qualified. In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy “FOR” the election of the six nominees named below.
Assuming a quorum is present, each nominee will be elected as a director of TAL International Group if such nominee receives the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. All nominees are currently incumbent directors. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by our Board of Directors. As of the date of this proxy statement, our Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected. The names of the nominees, their ages as of December 31, 2013, and certain other information about them are set forth below:

Name	Age	Position	Director Since
Malcolm P. Baker(1)(3)	44	Director	September 2006
Claude Germain(1)(2)	46	Director	February 2009
Kenneth Hanau(1)	48	Director	October 2012
Helmut Kaspers(2)(3)	48	Director	December 2011
Frederic H. Lindeberg(1)(2)(3)	73	Director	October 2005
Brian M. Sondey	46	Chairman, President, Chief Executive Officer and Director	November 2004

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Corporate Governance Committee
Malcolm P. Baker has served as a director of our company since September 2006. Mr. Baker is the Robert G. Kirby Professor in the finance unit of the Harvard University Graduate School of Business, the director of the corporate finance program at the National Bureau of Economic Research, and a consultant for Acadian Asset Management. Mr. Baker holds a BA in applied mathematics and economics from Brown University, an M.Phil. in finance from Cambridge University, and a Ph.D. in business economics from Harvard University.
As a result of these professional and other experiences, we believe Mr. Baker possesses particular knowledge and experience in a variety of areas including corporate finance, capital markets, and economics that strengthens the Board’s collective knowledge, capabilities, and experience.
Claude Germain has served as a director of our company since February 2009. Since 2010 Mr. Germain has been a principal in Rouge River Capital, an investment firm focused on acquiring controlling stakes in private midmarket transportation and manufacturing companies. From 2011 to 2013 Mr. Germain was also President and CEO of SMTC Corporation (NSDQ: SMTX), a global manufacturer of electronics based in Markham, Ontario. From 2005 to 2010, Mr. Germain was Executive Vice President and Chief Operating Officer for Schenker of Canada Ltd., an affiliate of DB Schenker, where he was accountable for Schenker’s Canadian business. DB Schenker is one of the largest logistics service providers in the world. As the former President of a Texas based third party logistics firm and a management consultant specializing in distribution for The Boston Consulting Group, Mr. Germain has extensive experience in global logistics. In 2002 and 2007, Mr. Germain won Canadian Executive of the Year in Logistics. Mr. Germain holds an MBA from Harvard Business School and a Bachelor of Engineering Physics (Nuclear) from Queen’s University.

As a result of these professional and other experiences, we believe Mr. Germain possesses particular knowledge and experience in a variety of areas including logistics, transportation, distribution, and strategic planning that strengthens the Board’s collective knowledge, capabilities, and experience.
Kenneth Hanau has served as a director of our company since October 2012. Mr. Hanau is Managing Partner of 3i North America, part of 3i Group, a leading international investor with £10.5bn of assets under management focusing on private equity, infrastructure and debt management. Prior to joining 3i, Mr. Hanau held senior positions with Weiss, Peck & Greer and Halyard Capital, leading investments in the industrial and business services sectors. Previously Mr. Hanau worked in investment banking at Morgan Stanley and at K&H Corrugated Case Corporation, a family owned packaging business. Mr. Hanau is a former certified public accountant and started his career with Coopers & Lybrand. He received his BA with honors from Amherst College and his MBA from Harvard Business School.
As a result of these professional and other experiences, we believe Mr. Hanau possesses particular knowledge and experience in a variety of areas including corporate finance, capital markets, distribution, and strategic planning that strengthens the Board’s collective knowledge, capabilities, and experience.
Helmut Kaspers has served as a director of our company since December 2011. Mr. Kaspers has held leadership positions in a number of global transportation companies, most recently serving as the Chief Commercial Officer Europe of the Damco Group, one of the world’s leading providers of freight forwarding and supply chain management services. Prior to Damco, Mr. Kaspers was a member of the Executive Committee and Chief Operating Officer, Air + Ocean of Logwin AG, Luxembourg from 2006 until 2013. From 2001 to 2006, Mr. Kaspers was Regional Director for Kuehne & Nagel, Germany, one of the leading transportation and logistics providers in the world. From 1996 to 2001, he was the Executive Vice President Seafreight at Schenker AG, Germany, one of the largest logistics service providers in the world. After studying in Germany, Mr. Kaspers has worked his entire career within the logistics and transportation industry, including extensive international assignments in North America and Asia.
As a result of these professional and other experiences, we believe Mr. Kaspers possesses particular knowledge and experience in a variety of areas including logistics, transportation, distribution and strategic planning that strengthens the Board’s collective knowledge, capabilities, and experience.
Frederic H. Lindeberg has served as a director of our company since October 2005. Mr. Lindeberg has had a consulting practice providing taxation, management and investment counsel since 1991, focusing on the finance, real estate, manufacturing and retail industries. Mr. Lindeberg retired in 1991 as Partner-In-Charge of various KPMG tax offices after 24 years of service where he provided both accounting and tax counsel to various clients. Mr. Lindeberg was formerly an adjunct professor at the Penn State Graduate School of Business. Mr. Lindeberg is currently a director of Safety Insurance Group, Inc. and formerly a trustee of Provident Senior Living Trust. Mr. Lindeberg received a BS in Business Administration from Drexel University and a JD from Temple University School of Law. Mr. Lindeberg is a certified public accountant.
As a result of these professional and other experiences, Mr. Lindeberg has been determined to be an Audit Committee Financial Expert under the SEC rules and regulations, possesses particular knowledge and experience in a variety of areas including accounting and tax, and has public company board experience that strengthens the Board’s collective knowledge, capabilities, and experience.
Brian M. Sondey is our Chairman, President and Chief Executive Officer, and has served as a director of our company since November 2004. Mr. Sondey joined our former parent, Transamerica Corporation, in April 1996 as Director of Corporate Development. He then joined TAL International Container Corporation in November 1998 as Senior Vice President of Business Development. In September 1999, Mr. Sondey became President of TAL International Container Corporation. Prior to his work with Transamerica Corporation and TAL International Container Corporation, Mr. Sondey worked as a Management Consultant at the Boston Consulting Group and as a Mergers & Acquisitions Associate at J.P. Morgan. Mr. Sondey holds an MBA from The Stanford Graduate School of Business and a BA degree in Economics from Amherst College.
As a result of these professional and other experiences, we believe Mr. Sondey possesses particular knowledge and experience in a variety of areas including corporate finance, intermodal equipment leasing, logistics, marketing, people management and strategic planning and strengthens the Board’s collective knowledge, capabilities, and experience.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.
Corporate Governance and Related Matters
We are required to have a majority of independent directors on our Board of Directors and to have our Audit Committee, Compensation Committee and our Nominating and Corporate Governance Committee be composed entirely of independent directors. The Board of Directors has adopted a formal policy to assist it in determining whether a director is independent in accordance with the applicable rules of the New York Stock Exchange. The Director Independence Standards are available on our corporate website at www.talinternational.com. From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Director Independence Standards” in the middle of the page. Applying these standards, our Board of Directors has determined that Messrs. Baker, Germain, Hanau, Kaspers and Lindeberg qualify as independent, and constitute a majority of our Board of Directors. The Board of Directors has adopted formal Corporate Governance Principles and Guidelines which are available on our website at www.talinternational.com. From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Corporate Governance Principles and Guidelines” in the middle of the page.
Board Leadership and Diversity
The Board of Directors is currently composed of five independent directors (Messrs. Baker, Germain, Hanau, Kaspers and Lindeberg), and our Chairman, President and Chief Executive Officer (Mr. Sondey). We believe that having a combined Chairman and Chief Executive Officer, a Board of Directors composed of a majority of independent directors and committees composed entirely of independent directors provides the best Board leadership structure for our company. This structure, together with our other corporate governance practices, provides effective oversight, expertise and representation of our stockholders’ interests.
Our Company does not currently have a formal policy concerning diversity for our Board of Directors; however, we believe that our Board is diverse in its members’ experience. We have Board members with corporate finance experience, accounting and reporting experience, various industry experience, as well as experience serving on boards of directors of publicly and privately held companies.
Compensation of Directors
Each of our non-executive directors receives an annual cash retainer plus an additional cash retainer for serving on one or more Committees and an additional retainer if they serve as the Chair of a Committee.  In addition, our non-executive directors are granted shares of Common Stock annually.  Mr. Caputo, a non-executive director who resigned on December 6, 2013, received cash payments in lieu of Common Stock during his tenure.

The following table sets forth information regarding the compensation earned by our directors in 2013:
DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($) (A)	Common Stock Awards ($) (B)	All Other Compensation ($)(C)	Total ($)
Malcolm P. Baker	45,000	125,970	—	170,970
A. Richard Caputo, Jr.	32,622	—	125,970	158,592
Claude Germain	45,000	125,970	—	170,970
Kenneth J. Hanau	35,000	251,940	—	286,940
Helmut Kaspers	40,000	125,970	—	165,970
Frederic H. Lindeberg	50,000	125,970	—	175,970
TOTAL	247,622	755,820	125,970	1,129,412

(A)
Directors receive a $35,000 annual retainer, $5,000 for serving on one or more Committees, and an additional $5,000 for serving as the Chair of a Committee, except that the Chair of the Audit Committee receives an additional $10,000 for serving as Chair.

(B)
On January 29, 2013, Messrs. Baker, Germain, Kaspers, and Lindeberg were each granted 3,000 shares of Common Stock, and Mr. Hanau was granted 6,000 shares of Common Stock. These shares of stock were granted to these independent directors at a price of $41.99 per share and vested immediately.

(C)	Mr. Caputo received cash payments in lieu of Common Stock. Mr. Caputo resigned from the Board of Directors effective as of December 6, 2013.
For Mr. Sondey’s compensation, please see the 2013 Summary Compensation Table.
All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors and committee meetings.
Risk Management
As a general matter, the Board of Directors has oversight responsibility with respect to risk management for the Company and its subsidiaries. Day-to-day risk management is the responsibility of senior management. The Board of Directors focuses on and discusses with senior management key areas of risk in the Company’s business and corporate functions such as capital expenditures, capital management, corporate debt, and customer credit and collection issues at its regular meetings.
Meetings and Committees of our Board of Directors
During 2013, our Board of Directors held five meetings and took action by unanimous written consent on two occasions. All of the directors attended 100% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. Directors are expected to make every effort to attend all meetings of the Board and the committees on which they serve, and to attend the Annual Meeting of Stockholders. All directors who stood for election at the 2013 Annual Meeting of Stockholders attended that meeting. The Board of Directors has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Audit Committee. The Audit Committee is comprised of four of TAL International Group’s independent directors: Messrs. Lindeberg (Chairman), Baker, Germain, and Hanau. Mr. Hanau was appointed to the Audit Committee by the Board of Directors at its December 2013 meeting. The Audit Committee met four times during 2013. Our Board of Directors has determined that Mr. Lindeberg qualifies as an “audit committee financial expert” as such term has been defined by the Securities and Exchange Commission in Item 401(h)(2) of Regulation S-K.

The Audit Committee is responsible for (1) selecting the independent auditor and reviewing the fees proposed by the independent auditor for the coming year and approving in advance, all audit, audit related and tax permissible non-audit services to be performed by the independent auditors, (2) approving the overall scope of the audit, (3) discussing the annual audited financial statements, quarterly financial statements, and Forms 10-K and 10-Q, including matters required to be reviewed under applicable legal, regulatory or New York Stock Exchange requirements, with management and the independent auditor, (4) discussing earnings press releases, guidance provided to analysts and other financial information provided to the public, with management and the independent auditor, as appropriate, (5) discussing our risk assessment and risk management policies, (6) reviewing our internal system of audit, financial and disclosure controls and the results of internal audits, (7) setting hiring policies for employees or former employees of the independent auditors, (8) establishing procedures concerning the treatment of complaints and concerns regarding accounting, internal accounting controls or audit matters, (9) handling such other matters that are specifically delegated to the Audit Committee by our Board of Directors from time to time, (10) reporting regularly to the full Board of Directors, and (11) performing the other related responsibilities that are set forth in its formal charter adopted by our Board of Directors.
The Audit Committee acts pursuant to a formal charter, which is available on our corporate website at www.talinternational.com. The charter may be found on our website as follows: From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Audit Committee” in the middle of the page. A written copy of the Audit Committee charter may be obtained free of charge by sending a request in writing to Marc Pearlin, our Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577.
Compensation Committee. The Compensation Committee is comprised of three of TAL International Group’s independent directors: Messrs. Germain (Chairman), Kaspers and Lindeberg. The Compensation Committee met twice during 2013, and took action by unanimous consent on one occasion. The Compensation Committee is responsible for (1) reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and annually evaluating the chief executive officer’s performance in light of these goals, (2) reviewing and approving the compensation and incentive opportunities of our executive officers, (3) reviewing and approving employment contracts, severance arrangements, incentive arrangements, change-in-control arrangements and other similar arrangements between us and our executive officers, (4) receiving periodic reports on our compensation programs as they affect all employees, (5) reviewing executive succession plans for business and staff organizations, (6) reviewing the Compensation Discussion and Analysis and approving it for inclusion in our Proxy Statement and (7) such other matters that are specifically delegated to the Compensation Committee by our Board of Directors from time to time.
The Compensation Committee acts pursuant to a formal charter, which is available on our corporate website at www.talinternational.com. The charter may be found on our website as follows: From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Compensation Committee” in the middle of the page. A written copy of the Compensation Committee charter may be obtained free of charge by sending a request in writing to Marc Pearlin, our Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of three of TAL International Group’s independent directors: Messrs. Baker (Chairman), Kaspers and Lindeberg. The Nominating and Corporate Governance Committee met twice during 2013. The Nominating and Corporate Governance Committee’s purpose is to assist our board in identifying individuals qualified to become members of our Board of Directors, assess the effectiveness of the board and develop our corporate governance principles. The Nominating and Corporate Governance Committee is responsible for (1) identifying and recommending for election individuals who meet the criteria the Board has established for board membership, (2) recommending nominees to be presented at the Annual Meeting of stockholders, (3) reviewing the Board’s committee structure and recommending to the Board the composition of each committee, (4) annually reviewing director compensation and benefits, (5) establishing a policy for considering stockholder nominees for election to our Board, (6) developing and recommending a set of corporate governance guidelines and reviewing them on an annual basis and (7) developing and recommending an annual self-evaluation process of the Board and its committees and overseeing such self-evaluations.
The Nominating and Corporate Governance Committee acts pursuant to a formal charter, which is available on our corporate website at www.talinternational.com. The charter may be found on our website as follows: From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Nominating and Corporate Governance Committee” in the middle of the page. A written copy of the

Nominating and Corporate Governance Committee charter may be obtained free of charge by sending a request in writing to Marc Pearlin, our Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577.
Executive Sessions
To promote open discussion among the non-executive directors, our non-executive directors, who are all independent, meet occasionally in executive sessions without management participation. For purposes of such executive sessions, our “non-executive” directors are those directors who are not executive officers of TAL International Group. Although the Board of Directors has not designated a lead independent director, Mr. Lindeberg presides at such executive sessions.
Interested parties, including stockholders, may communicate directly with our non-executive directors by writing to the non-executive directors in care of Marc Pearlin, Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577. Correspondence received by the Secretary will be forwarded to the appropriate person or persons in accordance with the procedures adopted by the non-executive directors.
Director Nomination Process
The Nominating and Corporate Governance Committee makes recommendations to our Board of Directors regarding the size and composition of our Board of Directors. The Nominating and Corporate Governance Committee reviews annually with our Board of Directors the composition of our Board of Directors as a whole and recommends, if necessary, measures to be taken so that our Board of Directors reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for our Board of Directors as a whole and contains at least the minimum number of independent directors required by the New York Stock Exchange and other applicable laws and regulations. The Nominating and Corporate Governance Committee is responsible for ensuring that the composition of our Board of Directors accurately reflects the needs of TAL International Group’s business and, in accordance with the foregoing, proposing the addition of members and the necessary resignation of members for purposes of obtaining the appropriate members and skills. In evaluating a director candidate, the Nominating and Corporate Governance Committee considers factors that are in the best interests of TAL International Group and its stockholders, including the knowledge, experience, integrity and judgment of each candidate; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which our Board of Directors desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; and any other criteria established by our Board of Directors and any core competencies or technical expertise necessary to staff committees.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum qualifications set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to our Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at 100 Manhattanville Road, Purchase, New York 10577 not later than November 21, 2014 for the 2015 annual meeting and otherwise in compliance with our bylaws. Submission must include the full name, age, business address and residence address of the proposed nominee, a description of the proposed nominee’s principal occupation and business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, the class or series and number of shares of TAL International Group stock that is owned beneficially or of record by the proposed nominee, the name and record address of such nominating stockholder, the class or series and number of shares of TAL International Group stock that is owned beneficially or of record by such nominating stockholder, a description of all arrangements or understandings between such nominating stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, a representation that the nominating stockholder intends to appear in person or by proxy at the 2015 annual meeting to nominate the person(s) named in its written notice of recommendation and such other information as required by Regulation 14A under the Exchange Act. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Code of Ethics
We have adopted the TAL International Group, Inc. Code of Ethics which applies to all officers, directors and employees. The Code of Ethics is available on our corporate website at www.talinternational.com and may be found on our website as follows: From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Code of Ethics/Conduct” in the middle of the page. A written copy of the Code of Ethics may be obtained free of charge by sending a request in writing to Marc Pearlin, our Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577.
Additionally we have adopted the TAL International Group, Inc. Code of Ethics for Chief Executive and Senior Financial Officers which applies to our Chief Executive Officer, Chief Financial Officer and Controller. The Code of Ethics for Chief Executive and Senior Financial Officers is available on our corporate website at www.talinternational.com and may be found on our website as follows: From our main web page, scroll over “Investors” on the left side of the page and click on “Corporate Governance” from the drop down menu. Next, click on “Code of Ethics for Chief Executive and Senior Financial Officers” in the middle of the page. A written copy of the Code of Ethics for Chief Executive and Senior Financial Officers may be obtained free of charge by sending a request in writing to Marc Pearlin, our Secretary at TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577.
If we make any substantive amendment to, or grant a waiver from, a provision of the TAL International Group, Inc. Code of Ethics or the TAL International Group, Inc. Code of Ethics for Chief Executive and Senior Financial Officers that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, we will promptly disclose the nature of the amendment or waiver on our website at www.talinternational.com.
Communications with Directors
Stockholders may communicate with our Board of Directors as a group, the non-executive directors as a group or an individual director directly by submitting a letter in a sealed envelope labeled accordingly. This letter should be placed in a larger envelope and mailed to TAL International Group, Inc., 100 Manhattanville Road, Purchase, New York 10577, Attention: Marc Pearlin, Secretary.

THE NAMED EXECUTIVE OFFICERS
The following table sets forth certain information regarding our Named Executive Officers for the fiscal year ended December 31, 2013:

Name	Age	Position
Brian M. Sondey	46	Chairman, President, Chief Executive Officer and Director
John Burns	53	Senior Vice President and Chief Financial Officer
Adrian Dunner	49	Senior Vice President, Asia Pacific
Kevin Valentine	48	Senior Vice President, Trader and Global Operations
Marc Pearlin	58	Vice President, General Counsel and Secretary
Brian M. Sondey is our Chairman, President and Chief Executive Officer, and has served as a director of our company since November 2004. Mr. Sondey joined our former parent, Transamerica Corporation, in April 1996 as Director of Corporate Development. He then joined TAL International Container Corporation in November 1998 as Senior Vice President of Business Development. In September 1999, Mr. Sondey became President of TAL International Container Corporation. Prior to his work with Transamerica Corporation and TAL International Container Corporation, Mr. Sondey worked as a Management Consultant at the Boston Consulting Group and as a Mergers & Acquisitions Associate at J.P. Morgan. Mr. Sondey holds an MBA from The Stanford Graduate School of Business and a BA degree in Economics from Amherst College.
John Burns is our Senior Vice President and Chief Financial Officer. He is responsible for overseeing our Finance & Accounting, Audit, IT, Legal, and HR departments. Mr. Burns was formerly our Senior Vice President of Corporate Development, where he was responsible for the execution of our corporate development strategy. Mr. Burns joined our former parent, Transamerica Corporation, in April 1996 as Director of Internal Audit and subsequently transferred to TAL International Container Corporation in April 1998 as Controller. Prior to joining Transamerica Corporation, Mr. Burns spent 10 years with Ernst & Young LLP in their financial audit practice. Mr. Burns holds a BA in Finance from the University of St. Thomas, St. Paul, Minnesota and is a certified public accountant.
Adrian Dunner is our Senior Vice President, Asia Pacific. Mr. Dunner is responsible for managing operations and marketing for the Asia Pacific area. Mr. Dunner was previously our Senior Vice President for Marketing and Sales, where he was responsible for the execution of our global marketing strategy for all product lines, fleet operations, global logistics, and our used equipment sales efforts. Mr. Dunner joined TAL International Container Corporation in 1988 as Manager, Marketing, and has held positions as General Manager, US East Coast, Marketing Manager, and Vice President, located at various times in Cranford, NJ; Savannah, GA; Jacksonville, FL; and Purchase, NY. Prior to his employment with TAL International Container Corporation, Mr. Dunner worked as a Sales Representative for Container Transport International and as a Trade Specialist at the Center for International Trade. Mr. Dunner received a BS degree in Finance/Economics from Spring Hill University, and an MBA in Business from Jacksonville University.
Kevin Valentine is our Senior Vice President, Trader and Global Operations. Mr. Valentine is responsible for the execution of our global container sales and trading activities and for overseeing our global fleet operations, our tank and chassis leasing product lines and our regional leasing activities in the Americas. Mr. Valentine joined TAL International Container Corporation in 1994 as Marketing Manager, UK following our acquisition of his previous employer, Tiphook Container Rental. Since joining TAL, Mr. Valentine has held positions in our London office as General Manager UK, Area Director Europe and Vice President, Trader Container Sales & Trading. Mr. Valentine relocated to our Headquarters in 2008. Prior to joining TAL International Container Corporation, Mr. Valentine held positions with Tiphook Container Rental from 1990 as Marketing Manager, Indian Subcontinent and Middle East based in London and Marketing Manager, Benelux based in Antwerp, Belgium. Mr. Valentine received a BA (Hons) degree in Business from Middlesex University, London, England.
Marc Pearlin is our Vice President, General Counsel and Secretary, and is responsible for overseeing all legal matters. Mr. Pearlin joined TAL International Container Corporation in October 1986 as an Associate General Counsel, and has held positions as our Secretary and Assistant General Counsel. Mr. Pearlin holds a Juris Doctor degree from the University of Connecticut School of Law and a BA in Economics and Spanish from Trinity College, Hartford, Connecticut.

COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis describes the material elements of TAL International Group, Inc.’s compensation program for its named executive officers. Additional details are provided for each element of compensation in the tables and narratives which follow.
Compensation Objectives and Philosophy
TAL seeks to provide its senior executives with compensation packages that fairly reward the executives for their contributions to TAL and allow TAL to recruit and retain high quality individuals. TAL seeks to structure its compensation plans so that they are straightforward for the executives and stockholders to understand and value, and relatively easy for the Company to administer. TAL links a portion of overall compensation to near-term and long-term measures of performance to motivate its executives and align their interests with those of our stockholders.
We believe that our compensation policies and practices do not promote excessive risk taking and therefore are not likely to have a material adverse effect on the Company. As described under "Risk Management", the Board of Directors has oversight responsibility with respect to risk management. The Compensation Committee oversees the Company's compensation and employee benefit plans and practices, including its executive compensation and equity-based plans and in doing so, reviews the plans to see that they do not encourage excessive risk taking.
The shareholder’s approval in 2011, on an advisory basis, of the overall compensation of the named executive officers was taken into consideration in maintaining the general design of TAL’s executive compensation program.
Compensation Programs
The Company’s executive compensation programs include the following elements:

•	A base salary and a package of employee benefits that strives to be competitive with those offered to senior executives by our peers;

•	Annual incentive compensation based on individual and company performance; and

•	Share‑based, long-term incentive compensation.
Roles and Responsibilities
The Compensation Committee (the "Committee") is comprised of three of TAL International Group's independent directors: Claude Germain (Chairman), Helmut Kaspers and Frederic H. Lindeberg. In accordance with its written charter, the Committee is responsible for establishing and overseeing the Company's compensation and benefit philosophies, plans and practices, including its executive annual base compensation, annual incentive compensation plan and equity-based compensation plan.

Compensation for the CEO and all senior executives is established by the Committee. The Compensation Committee reviews and considers our Chief Executive Officer’s recommendations with respect to compensation decisions for our other named executive officers and makes all compensation decisions with respect to our Chief Executive Officer. The Committee has the authority under its charter to retain compensation consultants to assist it in setting executive compensation.
In establishing annual executive compensation, the Committee utilizes the following:

•	Executive compensation history;

•	Comparable company compensation; and

•	Executive and Company performance relative to established targets.

Benchmarking
The Company regularly reviews the compensation practices and the level of executive compensation at selected peer companies. Historically, this peer compensation analysis has been conducted annually alternating between an analysis conducted in one year by TAL and then in the following year by an analysis conducted by an outside compensation consulting firm. As part of this review, the Company assesses the overall target and actual compensation levels and analyzes the mix of base salary, annual incentive compensation and long-term and equity-linked compensation of the named executive officers at the peer companies. The Company does not specifically link the target or actual compensation levels of its named executive officers to those at the identified peer companies, but rather uses the peer analysis as a point of reference when determining appropriate overall compensation levels and mix of compensation for its named executive officers.
During 2013, the Committee was presented with a Company prepared review of the named executive officers’ compensation, with benchmarking against compensation practices of a Company identified peer group. This review supplemented a 2012 formal compensation benchmark analysis completed by Compensia, a compensation consultant, that reviewed the named executive officers’ compensation and performed benchmarking against compensation practices at a broad range of companies with revenue less than $1.1 billion as well as against a group of peer companies constructed by Compensia with input from TAL management.
The peer group companies used in the 2013 benchmarking survey were:

• Aircastle Limited	• Hub Group
• CAI International	• McGrath Rentcorp
• Forward Air	• Mobile Mini
• GATX	• SeaCube Container Leasing
The 2013 benchmarking survey considered base salary, total cash compensation, and long term equity grants. In general, the 2013 survey found that TAL’s total executive compensation by comparable positions was in the middle of the range indicated by the identified peer companies. The information provided by the survey was utilized in establishing executive compensation levels for 2014.
Elements of Compensation
The Company’s compensation program consists of the following elements:

•	Base salary;

•	Annual incentive compensation;

•	Equity‑based compensation; and

•	Employee benefits.
Base Salary
The Committee and senior management believe that competitive base salaries are necessary to attract and retain managerial talent. Base salaries are set at levels considered to be appropriate for the scope of the job function, the level of responsibility of the individual, the skills and qualification of the individual, and the amount of time spent in the position. Base salaries are also established to be competitive with amounts paid to employees and executive officers with comparable qualifications, experience and responsibilities at other companies.
The Company reviews the performance of each employee and named executive officer on an annual basis. The Committee sets the salary for the Chief Executive Officer. The Chief Executive Officer makes salary recommendations to the Committee concerning the other named executive officers, and the Committee reviews the Chief Executive Officer’s recommendations and may approve or change the recommendations for the other named executive officers.

Recommendations are based on individual performance, as well as published survey data detailing average salary increases across various industries and company sizes.
The following is a summary of the named executive officers’ base salaries:

	2012 Base Salary	2013 Base Salary	Increase to Base Salary
Brian M. Sondey(1)	$640,500	$672,525	5.0%
John Burns(2)	$295,000	$320,000	8.5%
Adrian Dunner	$310,000	$322,500	4.0%
Kevin Valentine	$252,500	$265,000	5.0%
Marc Pearlin	$265,000	$275,000	3.8%

(1)	In December 2013, the Committee increased Mr. Sondey’s salary for 2014 to $698,000, effective January 1, 2014.

(2)	In December 2013, the Committee approved an increase to Mr. Burns’ salary for 2014 to $330,000, effective January 1, 2014.
Annual Incentive Compensation
The Committee provides for annual incentive compensation in order to tie a portion of senior executives’ compensation to our short-term performance. Each year the Committee sets the target incentive compensation amount and the target incentive compensation range for the Chief Executive Officer. The Chief Executive Officer makes target incentive compensation recommendations to the Committee concerning the other named executive officers, and the Committee reviews the Chief Executive Officer’s recommendations and may approve or change the recommendations for the other named executive officers. Incentive compensation targets and ranges are expressed as a percentage of base salary. Targets are based on peer group levels, and generally referenced to benchmark data. Each year, the Committee also establishes the performance criteria to be used as a guideline for the incentive compensation calculation, and other terms and conditions of awards under the incentive compensation program.
Each year the Board of Directors, with input from the Company’s senior management, sets the operating and financial plan for the Company, which includes the plan level for Adjusted Earnings per Share (“AEPS”). The Compensation Committee uses this financial plan to establish the target level of AEPS for the AEPS component of annual incentive compensation. The Compensation Committee also establishes a payout matrix that determines how the actual level of the AEPS component will vary based on different levels of achieved AEPS. For 2013, it was determined that executives would receive 100% of the AEPS component of their annual incentive compensation if actual AEPS equaled the Plan level, and that actual payouts for the AEPS component would range from 0% of target if actual AEPS was less than 70% of Plan AEPS to 200% of target if actual AEPS was more than 120% of Plan AEPS. For 2013, target AEPS was $4.25 and actual AEPS was $4.15 resulting in a payout of 96% of the Incentive Compensation Target for the AEPS component of annual incentive compensation.
For the individual performance component of annual incentive compensation, each of the executive officers are evaluated based on a number of qualitative and quantitative metrics that the Compensation Committee believes are important measures of the Company’s and the executive officers’ performance. These criteria vary among the Company’s executive officers depending on their roles. Assessment criteria include strategic considerations such as how the Company’s operating and financial performance compared to the performance of its peers, how the Company’s growth rate compared to growth in the Company’s market, and how the Company’s market share changed with key customers. Performance on additional financial metrics such as leasing revenues and EBITDA are also considered as are changes in key operating metrics such as container utilization and average lease rates. The individual performance component is not determined by a formula comparing actual performance and target performance on these criteria. The Compensation Committee discusses the Company’s performance with reference to these criteria, and evaluates the strategic, operating and financial success of the Company as well as the perceived strength and importance of the contribution of each of the executive officers to the Company’s performance.

The following table shows the incentive compensation targets, ranges and actual incentive compensation awards for the most recent three years paid to our named executive officers (in percentages):

	Incentive Compensation Target % of Salary	Incentive Compensation Range % of Salary	Incentive Compensation Actual % of Salary
			2013	2012	2011
Brian M. Sondey	65	0 - 130	74	100	123
John Burns	60	0 - 120	57	86	113
Adrian Dunner	60	0 - 120	59	86	114
Kevin Valentine	50	0 - 100	52	78	100
Marc Pearlin	40	0 - 80	39	60	76
Long-Term Equity Compensation
The Company utilizes long-term equity compensation to retain key employees, motivate them to achieve long-range goals and align their compensation with the growth of long-term value for our stockholders. The plan is administered by the Committee, which determines the individuals eligible to receive awards, the types and number of shares of stock subject to the awards, the price and timing of awards and the other terms, conditions, performance criteria and restrictions on the awards.
Stock
The following table lists the stock owned by the named executive officers as of December 31, 2013:

Common Stock Beneficially Owned (1)
Brian M. Sondey	242,970
John Burns	82,407
Adrian Dunner	79,476
Kevin Valentine	29,250
Marc Pearlin	33,026

(1)    Beneficial ownership, which is determined in accordance with the rules and regulations of the Securities and Exchange Commission, means the sole or shared power to vote or direct the voting or to dispose of our Common Stock.
No stock options were granted to the named executive officers in 2013. None of the named executive officers had unexercised stock options as of December 31, 2013.

Restricted Stock Grants
The Compensation Committee considers individual performance, the importance of each executive officer to the Company’s current performance, each executive officer’s tenure in the position, relative experience and future leadership potential and how the executive officer’s total and long-term equity-linked compensation compares to levels at the identified peer companies in determining how many shares of restricted stock to award each of the executive officers. In considering the individual performance of each executive officer, the Compensation Committee considers many of the same factors considered in determining the individual performance component of annual incentive compensation, and similarly, the Committee exercises discretion in its assessment and in allocating shares of restricted stock.
In January 2013, the Committee approved the issuance of 130,750 shares of restricted stock to the named executive officers and other management employees for the 2013 benefit year. Individual grants were set based on peer group levels and the Committee’s assessment of individual performance. The restricted stock granted in January 2013 has a cliff vesting date of January 1, 2016 contingent on continued employment as of the vesting date. The February 2011 and January 2012 restricted stock grants have cliff vesting as of the dates set forth in the table below and are contingent on continued employment as of the vesting date. There were no other restricted stock grants issued to the named executive officers or other management employees in 2013.
The following table lists the restricted stock grants outstanding for the named executive officers as of December 31, 2013:

	Restricted Stock Issued February 2011	Vest Date for February 2011 Grant	Restricted Stock Issued January 2012	Vest Date for January 2012 Grant	Restricted Stock Issued January 2013	Vest Date for January 2013 Grant
Brian M. Sondey	22,000	Jan. 1, 2014	25,000	Jan. 1, 2015	28,000	Jan. 1, 2016
John Burns	8,000	Jan. 1, 2014	10,500	Jan. 1, 2015	10,500	Jan. 1, 2016
Adrian Dunner	8,000	Jan. 1, 2014	10,500	Jan. 1, 2015	10,500	Jan. 1, 2016
Kevin Valentine	6,750	Jan. 1, 2014	7,500	Jan. 1, 2015	7,500	Jan. 1, 2016
Marc Pearlin	4,000	Jan. 1, 2014	6,000	Jan. 1, 2015	6,000	Jan. 1, 2016
Employee Benefits
For all U.S. named executive officers, the Company provides health and welfare benefits and an employee funded tax-qualified 401(k) plan with the Company matching employee contributions up to 3% of the employee’s salary, subject to IRS regulations and plan contribution limits. All named executive officers also receive a car allowance. Mr. Dunner receives a housing allowance in the amount of $12,500 per month related to the additional housing costs he incurs while on assignment in Hong Kong.
Deferred Compensation Plan
The Company does not offer a deferred compensation plan to its named executive officers.
Pension Plan
The Company does not offer a pension plan to its named executive officers.
Change of Control
Awards under the Company’s 2005 Management Omnibus Incentive Plan provide that the awards shall vest in the event of a Change of Control as defined in the award. Otherwise, there are no change of control agreements with our named executive officers.
Severance Plan
Upon termination of employment, the named executive officers employed in the United States may receive payments under the Company’s U.S. Severance Plan, which cover all U.S. employees, with payment amounts depending upon the nature of the termination and length of service. In addition, upon the termination of a named executive officer’s employment for any reason or no reason, subject to our election to continue to pay to that named executive officer his base salary for a one year period following such termination, unless such termination is for cause, the named executive officer will be restricted from competing with us for a period of one year following such termination. Our named executive officers are also prohibited from disclosing any of our confidential information.
Employment Contract
In November 2004, we entered into an employment agreement with Mr. Sondey, whereby he agreed to serve as our Chief Executive Officer. The agreement currently provides for automatically renewing successive one-year terms subject to at least 90 days’ advance notice by either party of a decision not to renew the employment agreement. Mr. Sondey’s base salary for 2014 is $698,000, and under the terms of the employment agreement, is increased annually to reflect his performance and increases in the consumer price index. Mr. Sondey is also entitled to certain perquisites, as are all other employees, which include reimbursement of expenses, health and disability insurance and paid vacations. Mr. Sondey is entitled to severance pay if his employment is terminated by us without cause (as defined by the employment agreement), if he terminates his employment for good reason (as defined by the employment agreement) or if he dies or becomes disabled. Upon a termination without cause or for good reason, Mr. Sondey is entitled to severance pay equal to his base salary and incentive compensation for 18 months. Upon termination of Mr. Sondey’s employment for any reason or no reason, subject to our election to continue to pay to Mr. Sondey his base salary for a one-year period following such termination, unless such termination is for cause, Mr. Sondey will be restricted from competing with us for a period of one year following such termination.
We do not have any employment agreements with any other named executive officers.
Tax Deductibility of Compensation
Internal Revenue Code Section 162(m) generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the CEO as well as any of the Company’s four other most highly compensated officers. Compensation awarded under a performance based plan is not subject to the $1 million limitation if the performance goals are set and certified as having been met by the Company’s compensation committee and the material terms are disclosed to and approved by stockholders. For 2013, the annual incentive compensation awards were designed to satisfy the performance based rules of Section 162(m).
For a complete summary of all named executive officers’ compensation, please see the 2013 Summary Compensation Table.

REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Claude Germain, Chairman
Helmut Kaspers
Frederic H. Lindeberg

SUMMARY COMPENSATION TABLE
The following table summarizes the compensation of the Named Executive Officers for the fiscal years ended December 31, 2013, 2012 and 2011. The “Named Executive Officers” are the Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers ranked by their total compensation in the table below:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(A)	Option Award ($)	Non-Equity Incentive Plan Compensation ($)(B)	All Other Compensation ($)(C)	Total ($)
Brian M. Sondey	2013	672,525	1,175,720	—	500,000	16,327	2,364,572
Chairman, President, Chief Executive Officer, Director	2012	640,500	839,750	—	640,500	16,081	2,136,831
	2011	610,000	712,360	—	750,000	15,580	2,087,940

John Burns	2013	320,000	440,895	—	183,360	15,950	960,205
Senior Vice President, Chief Financial Officer	2012	295,000	352,695	—	252,225	15,708	915,628
	2011	280,000	259,040	—	315,000	15,543	869,583

Adrian Dunner	2013	322,500	440,895	—	189,630	165,700	1,118,725
Senior Vice President, Asia Pacific	2012	310,000	352,695	—	265,050	165,509	1,093,254
	2011	290,000	259,040	—	330,600	163,776	1,043,416

Kevin Valentine	2013	265,000	314,925	—	136,475	15,595	731,995
Senior Vice President, Trader and Global Operations	2012	252,500	251,925	—	195,688	15,411	715,524
	2011	240,000	218,565	—	240,000	15,251	713,816

Marc Pearlin	2013	275,000	251,940	—	107,800	16,367	651,107
Vice President, General Counsel and Secretary	2012	265,000	201,540	—	159,000	16,125	641,665
	2011	254,000	129,520	—	193,040	15,961	592,521

(A)    The stock award amounts shown above represent the number of restricted shares granted to each Named Executive Officer multiplied by the closing stock price on the date of grant. These stock awards have cliff vesting. Information concerning the stock awards is shown in the table below:

Grant Date	Grant Price	Vesting Date
January 29, 2013	$41.99	January 1, 2016
January 18, 2012	$33.59	January 1, 2015
February 1, 2011	$32.38	January 1, 2014

(B)	The Non-Equity Incentive Plan Compensation was earned under the TAL International Group, Inc. Incentive Compensation Plan.

(C)    In 2013, all other compensation consisted of the following:

Name	Housing Allowance ($)		Savings Plan Company Match ($)	Other Compensation(2) ($)	Termination Benefits ($)	Total ($)
Brian M. Sondey	—		7,650	8,677	—	16,327
John Burns	—		7,650	8,300	—	15,950
Adrian Dunner	150,000	(1)	7,650	8,050	—	165,700
Kevin Valentine	—		7,650	7,945	—	15,595
Marc Pearlin	—		7,650	8,717	—	16,367

(1)	Mr. Dunner was paid a monthly housing allowance of $12,500. Mr. Dunner’s housing allowance amount is related to the additional housing costs he incurs while on assignment in Hong Kong.

(2)	Other compensation includes Company paid car allowances and Company paid life insurance premium for coverage exceeding $50,000.

GRANTS OF PLAN-BASED AWARDS TABLE
The following table includes certain information with respect to the Non-Equity Incentive Compensation Plan awards for the Named Executive Officers during the fiscal year ended December 31, 2013:

	2013 Range of Incentive Compensation		2013 Target Incentive Compensation		2013 Actual Incentive Compensation
	% of Salary	$	% of Salary	$	% of Salary	$
Brian M. Sondey	0 - 130	0 - 874,283	65	437,141	74	500,000
John Burns	0 - 120	0 - 384,000	60	192,000	57	183,360
Adrian Dunner	0 - 120	0 - 387,000	60	193,500	59	189,630
Kevin Valentine	0 - 100	0 - 265,000	50	132,500	52	136,475
Marc Pearlin	0 - 80	0 - 220,000	40	110,000	39	107,800

OPTIONS EXERCISED AND STOCK VESTED IN 2013
The following table includes shares of Common Stock received by the Named Executive Officers due to stock option exercises and restricted stock awards granted to them on January 20, 2010 that vested on January 1, 2013:

	Shares Received Due to Stock Option Exercises	Restricted Stock Awards Granted on January 20, 2010 and Vested on January 1, 2013
Brian M. Sondey	0	24,000
John Burns	0	8,750
Adrian Dunner	0	8,750
Kevin Valentine	0	7,500
Marc Pearlin	6,750	4,000

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE
The following table includes certain information with respect to the stock options and restricted stock awards held by each of the Named Executive Officers as of December 31, 2013:

	Stock Awards
Name(A)	Number of Shares That Have Not Vested (#)(B)	Market Value of Shares That Have Not Vested ($)(C)
Brian M. Sondey	75,000	4,301,250
John Burns	29,000	1,663,150
Adrian Dunner	29,000	1,663,150
Kevin Valentine	21,750	1,247,363
Marc Pearlin	16,000	917,600

(A)	None of the named executive officers had unexercised stock options as of December 31, 2013.

(B)
Mr. Sondey’s restricted shares vest as follows: 22,000 shares on January 1, 2014, 25,000 shares on January 1, 2015 and 28,000 shares on January 1, 2016. The restricted shares of Mr. Burns and Mr. Dunner vest as follows: 8,000 shares on January 1, 2014, 10,500 shares on January 1, 2015 and 10,500 shares on January 1, 2016. Mr. Valentine’s restricted shares vest as follow: 6,750 shares on January 1, 2014, 7,500 shares on January 1, 2015 and 7,500 shares on January 1, 2016. Mr. Pearlin’s restricted shares vest as follows: 4,000 shares on January 1, 2014, 6,000 shares on January 1, 2015 and 6,000 shares on January 1, 2016.

(C)	The closing market price of the Company’s Common Stock on December 31, 2013 was $57.35.
Termination of Employment Obligations
Under the terms of his employment contract, Mr. Sondey is entitled to a minimum guaranteed payment of his base salary and incentive compensation for 18 months after termination of his employment contract (without cause by the Company or for good reason by Mr. Sondey), which as of January 1, 2014 would be $1,727,550. All of the named executive officers are also bound by a non-compete agreement, which states that when employment terminates, the Company may exercise the non-compete arrangement for a period of one year, with the named executive officers entitled to a payment of one year’s salary.
Description of Equity Compensation Plans
Our current equity compensation plan is the 2005 Management Omnibus Incentive Plan, which is summarized below. Our Board of Directors has adopted the 2014 Equity Incentive Plan (the “2014 Stock Plan”) which is to be voted on by stockholders (Proposal 3 of this Proxy Statement) and the terms of which are summarized in Proposal 3. The 2014 Stock Plan, if approved by our stockholders, will replace our 2005 Management Omnibus Incentive Plan. If the 2014 Stock Plan is approved by stockholders, no further grants of awards will be made under the 2005 Management Omnibus Incentive Plan but the terms of the 2005 Management Omnibus Incentive Plan will continue to apply to awards previously issued under that plan. If stockholders do not approve the 2014 Stock Plan, the 2014 Stock Plan will not be effective and the 2005 Management Omnibus Incentive Plan will remain in effect in accordance with its terms.
2005 Management Omnibus Incentive Plan. We established our 2005 Management Omnibus Incentive Plan so that we and our subsidiaries could attract and retain certain employees, motivate eligible participants to achieve long-range goals and to provide incentive compensation opportunities to eligible participants that are competitive with those of similar companies. The omnibus incentive plan is administered by the Compensation Committee of our Board of Directors, which has the power to determine the ability of an eligible individual to receive awards, the types and number of shares of stock subject to the awards, the price and timing of awards and to establish the terms, conditions, performance criteria and restrictions on the awards.

Participants. Any of our employees, consultants, directors or any other person providing services to us or our subsidiaries, as determined by the Committee, may be selected to participate in the omnibus incentive plan. We may award these individuals with one or more of the following:

•	Stock options;

•	Stock appreciation rights;

•	Restricted stock awards.
Stock Options. Stock options may be granted under our 2005 Management Omnibus Incentive Plan, including incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options. The exercise price of all stock options granted under the omnibus incentive plan will be determined by the Committee, except that the exercise price cannot be less than 100% of the fair market value on the date of the grant (or not less than 110% of fair market value in the case of incentive stock options granted to a participant who, immediately after such grant, owns more than 5% of the total combined voting power or value of all classes of our capital stock).
Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent by tendering previously acquired shares of our Common Stock with a fair market value at the time of exercise equal to the exercise price, provided such shares have been held for at least six months prior to tender. The Committee may also allow a broker‑assisted cashless exercise, the retention by the Company of shares otherwise to be delivered upon the exercise of the stock options, exercise by the delivery of a promissory note containing terms established by the Committee or exercise by any other means that it determines to be consistent with the purpose of the omnibus incentive plan and as permitted under applicable law.
No stock options were granted to the named executive officers or other management employees during 2013.
Stock Appreciation Rights (SAR). A SAR entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the exercise price of the SAR, which shall be payable in shares of our Common Stock. The grant price in respect of a SAR shall equal the fair market value of the stock on the date of grant. The terms and conditions of any SAR will be determined by the Committee at the time of the grant of award and will be reflected in the award agreement.
No stock appreciation rights were granted to the named executive officers or other management employees during 2013.
Restricted Stock. A restricted stock award is the grant of shares of our Common Stock on a date determined by the Committee, and are subject to such conditions, restrictions and contingencies as the Committee shall determine, including risk of forfeiture.
In January 2013, the Compensation Committee approved the issuance of 130,750 shares of restricted stock to the named executive officers and other management employees for the 2013 benefit year. The restricted shares granted in January 2013 have a cliff vesting date of January 1, 2016 contingent upon continued employment as of the date of vesting. No other restricted stock was granted to the named executive officers or other management employees during 2013.
Shares reserved for issuance. The maximum number of shares of Common Stock with respect to which awards may be granted under this omnibus incentive plan is 2,500,000. As of December 31, 2013, 1,052,806 shares of Common Stock were outstanding under this omnibus incentive plan. During 2013, omnibus incentive plan participants tendered 20,683 shares of Common Stock, all of which were subsequently retired by the Company but are available for reissuance under the omnibus incentive plan, to satisfy payment of the exercise price and, in certain instances withholding taxes, for a portion of the options exercised.
Vesting upon a change of control. If, while any award granted under the omnibus incentive plan remains outstanding, a change of control occurs, then all of the stock options and SARs outstanding at the time of such change of control will become immediately exercisable in full and all restrictions with respect to restricted stock awards shall lapse.

Amendment and termination. The Board of Directors may terminate, amend or modify the omnibus incentive plan at any time; however, the approval of any affected participant must be obtained to amend or terminate the stock option plan to the extent the proposed amendment or termination would adversely affect the rights of any participant or any beneficiary of any award granted under the plan.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2013 with respect to outstanding awards and shares remaining available for issuance under TAL International Group’s existing equity compensation plan. Information is included in the table as to Common Stock that may be issued pursuant to TAL International Group’s equity compensation plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plan approved by our stockholders(1)	385,341	$34.82	1,447,194
Equity compensation plan not approved by our stockholders	—	—	—
Totals	385,341	$34.82	1,447,194

(1)	2005 Management Omnibus Incentive Plan.

PROPOSAL 2
ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or "Dodd-Frank Act", and the rules of the SEC, including Section 14A of the Securities Exchange Act of 1934, stockholders voted at the 2011 Annual Meeting that every three years stockholders shall have the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal is commonly known as a "say-on-pay" proposal.

        As described in the Compensation Discussion and Analysis, the Company seeks to provide its senior executives with compensation packages that fairly reward the executives for their contributions to the Company and allows the Company to recruit and retain high quality individuals. The Company seeks to structure its compensation plans so that they are straightforward for the executives and stockholders to understand and value, and relatively easy for the Company to administer. The Company links a portion of overall compensation to near-term and long-term measures of performance to motivate senior executives and align their interests with those of our stockholders.

        The purpose of this proposal is to provide an advisory vote on the overall compensation of the Company's named executive officers. Accordingly, the Board of Directors will request that the Company's stockholders vote on the following resolution at the 2014 Annual Meeting of Stockholders.

"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders, including in the Compensation Discussion and Analysis, the compensation tables and other related disclosures of the Company's Proxy Statement."

        While the advisory vote we are asking you to cast is not binding on the Company, the Board of Directors values the opinions of our stockholders regarding the compensation of the Company's named executive officers. Your advisory vote will serve as an additional tool to guide the Board of Directors and Compensation Committee in the alignment of the Company's executive compensation programs with the interests of the Company and our stockholders.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3
ADOPTION AND APPROVAL OF TAL INTERNATIONAL GROUP, INC. 2014 EQUITY INCENTIVE PLAN

On March 14, 2014, our Board of Directors adopted, subject to stockholder approval, the 2014 TAL International Group, Inc. Equity Incentive Plan, (“the 2014 Stock Plan”). Our Board of Directors has directed that the proposal to approve the 2014 Stock Plan be submitted to our stockholders for their approval at the Annual Meeting of Stockholders so that (i) the compensation attributable to grants under the 2014 Stock Plan may qualify for an exemption from the $1,000,000 deduction limit under Section162(m) of the Internal Revenue code of 1986, as amended (the “Code”), (ii) in order for incentive stock options to meet the requirements of the Code, and (iii) in order to meet the NYSE corporate governance listing standards.
The 2014 Stock Plan, if approved by our stockholders, will replace our 2005 Management Omnibus Incentive Plan. If the 2014 Stock Plan is approved by stockholders, no further grants of awards will be made under the 2005 Management Omnibus Incentive Plan but the terms of the 2005 Management Omnibus Incentive Plan will continue to apply to awards previously issued under that plan. If stockholders do not approve the 2014 Stock Plan, the 2014 Stock Plan will not be effective and the 2005 Management Omnibus Incentive Plan will remain in effect in accordance with its terms.
The material terms of the 2014 Stock Plan are summarized below. A copy of the 2014 Stock Plan is attached to this Proxy Statement as Appendix A. This summary of the 2014 Stock Plan is not intended to be a complete description of the 2014 Stock Plan, and is qualified in its entirety by the actual text of the 2014 Stock Plan to which reference is made.
The 2014 Stock Plan is being established by us to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate persons eligible to participate, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align the interests of the persons eligible to participate with those of the Company’s other stockholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and its subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.
Shares reserved for issuance. The maximum number of shares of Common Stock with respect to which awards may be granted under the 2014 Stock Plan is 3,000,000. To the extent that any shares subject to awards have been canceled, expired, not issued or forfeited for any reason (in whole or in part), such shares will again be available for awards under the 2014 Stock Plan. Shares subject to awards that have been retained by the Company or delivered to the Company in payment or satisfaction of the purchase price or tax withholding obligations will again be available for grant under the 2014 Stock Plan on a one-to-one basis. The Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in Awards to reflect stock splits and other similar events or in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or changes in applicable laws, regulations or accounting principles, as the Compensation Committee determines appropriate in its discretion whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2014 Stock Plan.
Administration. The 2014 Stock Plan will be administered by the Compensation Committee of our Board of Directors, which has the power to determine the eligibility of individuals to receive awards, the types and number of shares of stock subject to awards, the pricing and timing of awards and to establish the terms, conditions, performance criteria and restrictions on awards.
Participants. Any of our employees, consultants, directors or any other person providing services to us or our subsidiaries, as determined by the Compensation Committee, may be selected to participate in the 2014 Stock Plan. As of December 31, 2013 there were 172 employees and 6 directors of the Company and its subsidiaries. The granting of awards under the 2014 Stock Plan is discretionary and therefore, the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group. These participants may receive one or more of the following awards:
Stock Options. Stock options may be granted under our 2014 Stock Plan, including incentive stock options, as defined under Section 422 of the Code , and nonqualified stock options. The exercise price of all stock options granted under the equity incentive plan will be determined by the Compensation Committee, except that the exercise price cannot be less than 100% of the fair market value on the date of the grant (or not less than 110% of fair market value in the case of incentive stock options granted to a participant who, immediately after such grant, owns more than 10% of the total combined voting power or value of all classes of our capital stock).
Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent by tendering previously acquired shares of our Common Stock with a fair market value at the time of exercise equal to the exercise price, provided such shares have been held for at least six months prior to tender. The Committee may also allow a broker-assisted cashless exercise, the retention of shares by the Company of shares otherwise to be delivered upon the exercise of the stock option or exercise by any other means that it determines to be consistent with the purpose of the 2014 Stock Plan and as permitted under applicable law.
Stock Appreciation Rights (SAR). A SAR entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the exercise price of the SAR, which shall be payable in cash or shares of our Common Stock. The grant price in respect of a SAR shall equal the fair market value of the stock on the date of grant. The terms and conditions of any SAR will be determined by the Compensation Committee at the time of the grant of award and will be reflected in the award agreement.
Restricted Stock. A restricted stock award is the grant of shares of our Common Stock on a date determined by the Committee, and is subject to substantial risk of forfeiture until specific conditions or goals are met. Restricted stock awards are subject to such conditions, restrictions and contingencies as the Compensation Committee shall determine.
Dividend Equivalent Rights. The award of Dividend Equivalent Rights permits the Participant to earn an amount equal to the dividends or other distributions payable with respect to shares of our Common Stock. The terms and conditions of any Dividend Equivalent Rights will be determined by the Compensation Committee at the time of the grant of the award and will be reflected in the award agreement.

Transferability of Awards. Awards are transferable only by will or by the laws of descent and distribution, however a participant may designate a beneficiary on the participant’s death on a form provided by the Compensation Committee, or pursuant to a qualified domestic relations order.
Change in Control. In the event of a Change in Control (as defined below), unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges (a) any and all Options and SARs granted under the 2014 Stock Plan shall become immediately exercisable and (b) any restriction periods and restrictions imposed on Restricted Shares shall lapse.
“Change in Control” means the occurrence after the effective date of the 2014 Stock Plan of (1) a sale of all or substantially all of the Company’s assets or (2) a merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person; provided however, none of the following shall be considered a Change in Control: (a) a merger effected exclusively for the purpose of changing the domicile of the Company, (b) an equity financing in which the Company is the surviving corporation, or (c) a transaction in which the holders of at least 50% of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) 50% or more of the total voting power represented by the shares of voting capital stock of the Company (or surviving entity) outstanding immediately after such transaction.
Termination of Service. Each award agreement shall set forth the extent to which the participant shall have the right to exercise Options and SARs, receive unvested shares of Restricted Stock and unvested Dividend Equivalent Rights, following Termination of Service with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the award agreement entered into with each participant, need not be uniform among all awards issued pursuant to the 2014 Stock Plan, and may reflect distinctions based on the reasons for Termination of Service.
Certain Federal Tax Issues
Stock Options. The grant of a stock option under the 2014 Stock Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of Common Stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the Common Stock on the exercise date).
In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.
Section 162(m).    Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our four other most highly compensated executive officers exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for U.S. Federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m) of the Code. Certain performance-based awards under plans approved by stockholders are not subject to the deduction limit.
Section 409A.    Awards granted under the 2014 Stock Plan will generally be designed and administered in such a manner that they are either exempt from the application of or comply with the requirements of Section 409A of the Code. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to "deferred compensation" for this purpose unless they involve additional deferral features.

Amendment and Termination. The Board of Directors of the Company may at any time and from time to time, alter, amend, suspend or terminate the 2014 Stock Plan or any Award thereunder in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the 2014 Stock Plan to continue to comply with any applicable tax or securities laws or regulations or the rules of any securities exchange on which the securities of the Company are listed, shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon; provided further that no such alteration, amendment, suspension or termination shall adversely affect any Award thereunder without the consent of the participant to whom such Award shall have been made. Notwithstanding the foregoing (and without the consent of any participant), the Board of Directors of the Company may amend the 2014 Stock Plan as it determines appropriate to conform to the requirements of Code Section 409A and applicable guidance of general applicability issued thereunder.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE TAL INTERNATIONAL GROUP, INC. 2014 EQUITY INCENTIVE PLAN.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviews TAL International Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee is currently composed of four directors, all of whom are independent directors as defined under Section 10A of the Securities Exchange Act of 1934, the SEC rules, the NYSE listing standards and our corporate governance guidelines. Each member of the Audit Committee is financially literate, as that qualification is interpreted by TAL International’s Board of Directors in its business judgment. Further, Mr. Lindeberg qualifies and is designated as an “audit committee financial expert” serving on the Audit Committee as such term is defined in rules adopted by the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee met four times during 2013. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of TAL International Group’s financial statements, oversight with respect to the Company’s disclosure controls and procedures and internal controls over financial reporting, the evaluation and retention of TAL International Group’s independent auditor, the performance of the Company’s internal audit, ethics and compliance functions. The Audit Committee meets regularly with the head of internal audit to review the scope of internal audit activities, the results of internal audits that have been performed, the adequacy of staffing, the annual budget and the internal audit department charter. In fulfilling its responsibilities, the Audit Committee meets with management and the independent registered public accounting firm to review and discuss TAL International Group’s annual and quarterly financial statements, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in TAL International Group’s annual report on Form 10-K, any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or Form 10-Q with the Securities and Exchange Commission, and the items required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended and as adopted by the Public Company Accounting Oversight Board in rule 3200T, for annual statements and Statement of Auditing Standards 100 for quarterly statements.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of TAL International Group’s results and the assessment of TAL International Group’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by TAL International Group in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that TAL International Group’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from TAL International Group and its management. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of permitted non-audit services to TAL International Group is compatible with its independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from TAL International Group and its management.
The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluation of TAL International Group’s internal controls, the overall quality of TAL International Group’s financial reporting, and other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in TAL International Group’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission. The Audit Committee has also selected Ernst & Young LLP as TAL International Group’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The Audit Committee: Frederic H. Lindeberg (Chair) Malcolm P. Baker Claude Germain Kenneth J. Hanau

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has reappointed the firm of Ernst & Young LLP, an independent registered public accounting firm, as independent accountants of TAL International Group for the fiscal year ending December 31, 2014. In the event that ratification of this selection is not approved by a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the matter, the Audit Committee and our Board of Directors will review the Audit Committee’s future selection of an independent registered public accounting firm.
Representatives of Ernst & Young LLP will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TAL INTERNATIONAL GROUP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.
Audit Fees
The following table sets forth the fees billed to or incurred by TAL International Group for professional services rendered by Ernst & Young LLP, the Company’s independent registered public accounting firm, for the years ended December 31, 2013 and 2012:

Type of Fees	2013	2012
Audit Fees	$835,000	$976,457
Audit‑Related Fees	65,000	59,600
Tax Fees	—	6,952
All Other Fees	—	—
Total Fees	$900,000	$1,043,009
In accordance with the SEC’s definitions and rules, “audit fees” are fees TAL International Group incurred for professional services in connection with the audit of TAL International Group’s consolidated financial statements included in Form 10-K and the review of financial statements included in Forms 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements; “audit‑related fees” are fees for assurance and related services principally in connection with securitized debt financings; “tax fees” are fees for tax compliance and tax advice; and “all other fees” are fees for any services not included in the first three categories.
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Ernst & Young LLP. These services may include audit services, audit‑related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Ernst & Young LLP and management are required to periodically report to the Audit Committee regarding the extent of services provided by Ernst & Young LLP in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees set forth on the above table were pre-approved by the Audit Committee.
The independent auditors did not provide any financial information systems design and implementation services during the years ended December 31, 2013 and 2012. The Audit Committee did consider whether the provision of such services, tax services and all other services is compatible with the independent auditor’s independence.

OTHER BUSINESS
The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Stockholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the stockholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF MANAGEMENT AND
PRINCIPAL STOCKHOLDERS
The following tables show the beneficial ownership of our Common Stock on March 14, 2014:

•	our directors and named executive officers and all of our directors and executive officers as a group; and

•	each person who we know beneficially owns more than 5% of our Common Stock.
Beneficial ownership, which is determined in accordance with the rules and regulations of the Securities and Exchange Commission, means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of our Common Stock. The number of shares of our Common Stock beneficially owned by a person includes shares of Common Stock issuable with respect to options and convertible securities held by the person which are exercisable or convertible within 60 days. The percentage of our Common Stock beneficially owned by a person assumes that the person has exercised all options, and converted all convertible securities, the person holds which are exercisable or convertible within 60 days, and that no other persons exercised any of their options or converted any of their convertible securities. Except as otherwise indicated, the business address for each of the following persons is 100 Manhattanville Road, Purchase, New York 10577-2135. Except as otherwise indicated in the footnotes to the table or in cases where community property laws apply, we believe that each person identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the person. The percentages of beneficial ownership are based on 33,994,771 shares of Common Stock outstanding, together with the individual’s options to purchase shares of our Common Stock outstanding which are fully vested at March 14, 2014 and restricted stock granted and not yet vested, except that the beneficial ownership of The Vanguard Group, Allianz Global Investors U.S. Holdings LLC (AGI), Blackrock, Inc, and the Common Stock reported by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation are as of December 31, 2013.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers
Brian M. Sondey(1)	195,970	*
John Burns(1)	92,907	*
Adrian Dunner(1)	89,976	*
Kevin Valentine(1)	31,750	*
Marc Pearlin(1)	35,026	*
Malcolm P. Baker	26,000	*
Claude Germain	17,330	*
Kenneth Hanau	9,000	*
Helmut Kaspers	13,000	*
Frederic H. Lindeberg	26,600	*
All directors and named executive officers as a group	537,559	1.58%

*	None of the directors or named executives owned 1% or more of the Company's outstanding shares.

(1)
The above chart includes an aggregate amount of shares of restricted stock granted to the named executive officers of the Company in 2012, 2013 and 2014 as follows: Mr. Sondey (81,000); Mr. Burns (31,500); Mr. Dunner (31,500); Mr. Valentine (23,000); and Mr. Pearlin (18,000).

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Five Percent and Greater Stockholders
Allianz Global Investors U.S. Holdings LLC(1)	2,141,003	6.30%
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation(2)	2,078,350	6.11%
Blackrock, Inc.(3)	1,898,429	5.58%
The Vanguard Group(4)	1,896,272	5.58%

(1)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2014 by Allianz Global Investors U.S. Holdings LLC (AGI). Allianz Global Investors Europe GmbH, NFJ Investment Group LLC, and Allianz Global Investors U.S. LLC are investment advisers registered under Section 203 of the Investment Advisers Act of 1940, as amended, and are directly or indirectly wholly-owned subsidiary of AGI, except that Allianz Global Investors Europe GmbH, an affiliate (but not a subsidiary) of AGI, is a non-U.S. institution and is also an AGI Adviser. Allianz Global Investors Europe GmbH had sole voting power over 349,045 shares of Common Stock and sole dispositive power over 464,295 shares of Common Stock it beneficially owned as of December 31, 2013. NFJ Investment Group LLC had sole voting power over 1,582,000 shares of Common Stock and sole dispositive power over 1,603,500 shares of Common Stock it beneficially owned as of December 31, 2013. Allianz Global Investors U.S. LLC had sole voting power and sole dispositive power over 73,208 shares of Common Stock it beneficially owned as of December 31, 2013. The Schedule 13G states that the shares of Common Stock were acquired and held in the ordinary course of business, and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of TAL International Group, Inc.

(2)
Based on the Schedule 13G/A jointly filed with the Securities and Exchange Commission by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation (the "Joint Schedule 13G/A Filers") on February 4, 2014, First Trust Portfolios L.P. had shared dispositive power over 1,964,165 shares of Common Stock and no shared voting power over shares of Common Stock as of December 31, 2013; and First Trust Advisors L.P. and The Charger Corporation each had shared dispositive power over 2,078,350 shares of Common Stock and shared voting power over 114,185 shares of Common Stock as of December 31, 2013. The Schedule 13G/A indicates that the Joint Schedule 13G/A Filers had no sole dispositive power and no sole voting power. In addition, the Schedule 13G/A does not indicate the beneficial owners of the shares of Common Stock, and each of the Joint Schedule 13G/A Filers disclaims beneficial ownership of the shares of Common Stock identified in the Schedule 13G/A. Further, the Schedule 13G/A states that the shares of Common Stock were acquired and held in the ordinary course of business, and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of TAL International Group, Inc.

(3)
Based on the Schedule 13G filed with the Securities and Exchange Commission on January 17, 2014 by Blackrock, Inc. Blackrock, Inc. had sole voting power over 1,790,572 shares of Common Stock and sole dispositive power over 1,898,429 shares of Common Stock it beneficially owned as of December 31, 2013. The Schedule 13G states that the shares of Common Stock were acquired and held in the ordinary course of business, and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of TAL International Group, Inc.

(4)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 6, 2014 by The Vanguard Group. The Vanguard Group had sole voting power over 48,451 shares of Common Stock, sole dispositive power over 1,849,921 shares of Common Stock, and shared dispositive power over 46,351 shares of Common Stock it beneficially owned as of December 31, 2013. The Schedule 13G states that the shares of Common Stock were acquired and held in the ordinary course of business, and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of TAL International Group, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires TAL International Group’s officers and directors, and holders of more than ten percent of a registered class of TAL International Group’s equity securities, to file reports of ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish TAL International Group with copies of all Section 16(a) forms they file.
BASED ON A REVIEW OF THE COPIES OF FORMS 3, 4 AND 5 FURNISHED TO TAL INTERNATIONAL GROUP, TAL INTERNATIONAL GROUP BELIEVES THAT ALL SECTION 16(a) FILING REQUIREMENTS APPLICABLE TO ITS OFFICERS, DIRECTORS AND TEN PERCENT HOLDERS WERE FILED IN A TIMELY MANNER DURING FISCAL YEAR 2013, EXCEPT FOR ADRIAN DUNNER AND CLAUDE GERMAIN. MR. DUNNER DID NOT FILE A TIMELY FORM 4 TO REPORT THE SALE OF SHARES OF COMMON STOCK ON APRIL 2, 2013. MR. GERMAIN DID NOT FILE A TIMELY FORM 4 TO REPORT THE SALE OF SHARES OF COMMON STOCK ON NOVEMBER 25, 2013.
Certain Relationships and Related Transactions
All facts and circumstances of any transactions between the Company and any executive officer, director or other related person must be fully disclosed to the chair of the Audit Committee of the Board of Directors, and prior written approval of the Audit Committee of the Board of Directors must be obtained.
Tax Sharing Agreement
We have entered into a tax sharing agreement with our U.S. subsidiaries. Under the agreement, our subsidiaries consent to filing consolidated U.S. federal income tax returns with us for any taxable year for which a consolidated return can be filed and each taxable year thereafter. For each taxable year during which a subsidiary is included in a consolidated federal income tax return, each subsidiary will pay us an amount equal to its allocated federal tax liability for that taxable year and all prior years, with certain adjustments as set forth in the agreement.
Employment Agreements
We have entered into an employment agreement with Brian M. Sondey, our Chief Executive Officer as described in “Compensation Discussion and Analysis—Employment Contract.”
Compensation Committee Interlocks and Insider Participation
The Board of Directors has established a Compensation Committee, consisting of Messrs. Germain, Lindeberg and Kaspers. No members of the Compensation Committee are officers, employees or former officers of TAL International Group. No executive officer of TAL International Group served as a member of the Compensation Committee or Board of Directors of another entity (or other committee of our Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served on the Compensation Committee or as a director of TAL International Group.

MISCELLANEOUS
Stockholder Proposals
Stockholder proposals intended for inclusion in the proxy materials for the 2015 annual meeting must be received by TAL International Group no later than November 21, 2014. Such proposals should be directed to TAL International Group at its principal executive offices, 100 Manhattanville Road, Purchase, New York 10577.
Internet Availability of Proxy Materials
The Company’s Proxy Statement and 2013 Annual Report are available on our corporate website at http://ir.talinternational.com/phoenix.zhtml?c=192426&p=irol-reportsannual.

Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, then the sections of this Proxy Statement entitled “Report of the Compensation Committee” and “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement or any other filing that we make with the SEC.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers may household proxy materials, delivering a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or us that materials will be sent in the householding manner to the stockholders’ address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, they should notify their broker if shares are held in a brokerage account or us if holding registered shares. Any beneficial owner can request (i) to receive a separate copy of an annual report or Proxy Statement for this meeting, (ii) to receive separate copies of those materials for future meetings, or (iii) if the stockholder shares an address and wishes to request delivery of a single copy of annual reports or Proxy Statements, you can make your request in writing to your broker.
FORM 10-K
A COPY OF TAL INTERNATIONAL GROUP’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT TAL INTERNATIONAL GROUP’S PRINCIPAL EXECUTIVE OFFICES.

By Order of the Board of Directors Marc Pearlin Secretary
March 21, 2014

DIRECTIONS TO THE CROWNE PLAZA, 66 HALE AVENUE, WHITE PLAINS, NEW YORK
FROM CONNECTICUT or NEW YORK VIA I-95 (NORTH OR SOUTH):
Follow signs for I-287 West (Cross Westchester Expressway). Take I-287 West to Exit 8 (Westchester Mall Place / White Plains). At Exit 8 merge onto Westchester Avenue westbound and continue straight for 0.8 mile and then turn left onto Bloomingdale Road. After 0.2 mile at second traffic light, turn right onto Maple Avenue. Take second right onto Hale Avenue. Hotel and parking garage is 200 ft. on the right.
FROM CONNECTICUT VIA MERRITT PARKWAY:
Merritt Parkway South to Hutchinson River Parkway South. Take Hutchinson River Parkway South to Exit 26W (Westchester Avenue West/I-287 West/White Plains). Merge onto Westchester Avenue then immediately get into the left lane and merge onto I-287 West via the left lane entrance ramp. Continue on I-287 for approximately 0.2 mile to Exit 8 (Westchester Mall Place / White Plains). At Exit 8 merge onto Westchester Avenue westbound and continue straight for 0.8 mile and then turn left onto Bloomingdale Road. After 0.2 mile at second traffic light, turn right onto Maple Avenue. Take second right onto Hale Avenue. Hotel and parking garage is 200 ft. on the right.
FROM WEST SIDE OF MANHATTAN:
West Side Highway to Henry Hudson Parkway (Route 9) North to Saw Mill River Parkway North (the Henry Hudson becomes the Saw Mill River Parkway). Follow the Saw Mill River Parkway to Exit 4, Cross County Parkway East. Take Cross County Parkway East to exit for Hutchinson River Parkway North. Take Hutchinson River Parkway North to Exit 26W toward I-287 West. Take I-287 West to Exit 8 (Westchester Mall Place / White Plains). At Exit 8 merge onto Westchester Avenue westbound and continue straight for 0.8 mile and then turn left onto Bloomingdale Road. After 0.2 mile at second traffic light, turn right onto Maple Avenue. Take second right onto Hale Avenue. Hotel and parking garage is 200 ft. on the right.
FROM QUEENS/LONG ISLAND-WHITESTONE & THROGS NECK BRIDGES:
Whitestone Bridge:
After bridge tolls, bear left for Hutchinson River Parkway North. Take Hutchinson River Parkway North to Exit 26W (I-287 West). Take I-287 West to Exit 8 (Westchester Mall Place / White Plains). At Exit 8 merge onto Westchester Avenue westbound and continue straight for 0.8 mile and then turn left onto Bloomingdale Road. After 0.2 mile at second traffic light, turn right onto Maple Avenue. Take second right onto Hale Avenue. Hotel and parking garage is 200 ft. on the right.
Throgs Neck Bridge:
After bridge tolls, bear right for I-95 (New England Thruway). Take Exit 9, Hutchinson River Parkway North. Take Hutchinson River Parkway North to Exit 26W toward I-287 West. Take I-287 West to Exit 8 (Westchester Mall Place / White Plains). At Exit 8 merge onto Westchester Avenue westbound and continue straight for 0.8 mile and then turn left onto Bloomingdale Road. After 0.2 mile at second traffic light, turn right onto Maple Avenue. Take second right onto Hale Avenue. Hotel and parking garage is 200 ft. on the right.

Appendix A

TAL INTERNATIONAL GROUP, INC.
2014 EQUITY INCENTIVE PLAN
ARTICLE 1
ESTABLISHMENT, OBJECTIVES AND DURATION

1.1    Establishment of the Plan. TAL International Group, Inc., a corporation organized and existing under Delaware law (hereinafter referred to as the “Company”), established the TAL International Group, Inc. 2014 Equity Incentive Plan (hereinafter referred to as the “Plan”) effective April 22, 2014 (subject to Section 20.4 of the Plan) (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3 hereof. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Dividend Equivalent Rights.
1.2    Objectives of the Plan. The objectives of the Plan are to (i) attract and retain the best persons available for positions with the Company; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range Company goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s common stock and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term stockholder return.
1.3    Duration of Plan. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier to occur of (a) all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions, or (b) May 1, 2014, if the stockholders of the Company have not approved the Plan by that date. Notwithstanding any provision of the Plan to the contrary, an Award of Incentive Stock Options shall only be granted under the Plan within ten years from the date the Plan is approved by the stockholders.
ARTICLE 2
DEFINITIONS

Wherever used in the Plan, the following terms shall have the meanings set forth below, and, when the meaning is intended, the initial letter of the word shall be capitalized.
2.1    “Affiliate” means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, is controlled by the Company (which possesses at least 50% of the total combined voting power of all classes of stock or at least 50% of the total value of all classes of stock).
2.2    “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock or Dividend Equivalent Rights.
2.3    “10% Owner” means an Employee who, at the time of the grant of an Option, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary corporation (as defined in Code Sections 424(e) and 424(f), respectively).
2.4    “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under the Plan.
2.5    “Board” means the Board of Directors of the Company.
2.6    “Cause” shall be defined in the Award Agreement, or, if not defined in the Award Agreement, Cause for termination of a Participant’s employment for purposes of this Plan shall exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation or nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her material obligations under any written agreement or covenant with the Company.

Appendix A

2.7    “Change in Control” means (1) a sale of all or substantially all of the Company’s assets or (2) a merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person; provided however,. none of the following shall be considered a Change in Control: (a) a merger effected exclusively for the purpose of changing the domicile of the Company, (b) an equity financing in which the Company is the surviving corporation, or (c) a transaction in which the holders of at least 50% of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) 50% or more of the total voting power represented by the shares of voting capital stock of the Company (or surviving entity) outstanding immediately after such transaction.
2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.9    “Committee” means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.
2.10    “Company” means TAL International Group, Inc., a corporation organized and existing under Delaware law, and any successor thereto as provided in Article 18 herein.
2.11    “Consultant” means an independent contractor who is performing consulting services for one or more entities in the Group and who is not an Employee of any entity in the Group.
2.12    “Director” means a member of the Board or a member of the board of directors of an Affiliate.
2.13    “Disabled” shall be defined in the Award Agreement, or, if not defined in the Award Agreement, Disabled means that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of at least thirty (30) months.
2.14    "Dividend Equivalent Rights” means a right to receive an Award granted under Article 9 herein in cash or Shares based on the value of the dividends or other distributions that are paid with respect to Shares.
2.15    “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
2.16    “Employee” means any employee of the Group, including any employees who are also Directors and employees who are employees of Affiliates that become such after the Effective Date. Nonemployee Directors and Consultants shall not be considered Employees under this Plan. For purposes of the grant of ISOs under the Plan, an Employee shall be any person who is employed by the Company or a parent or subsidiary corporation (as defined in Code Sections 424(e) and 424(f), respectively).
2.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.18    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.19    “Fair Market Value”. For purposes of determining the “Fair Market Value” of a Share as of the grant date, the following rules shall apply:
(a)    If, at that time, the principal market for the Share is the New York Stock Exchange or another national securities exchange or the Nasdaq stock market, then the “Fair Market Value” shall be the closing reported sales price of the Share on that date on the principal exchange or market on which the Share is then listed or admitted to trading.
(b)    If, at that time, the sale prices are not available or the principal market for the Share is not the New York Stock Exchange or another national securities exchange and the Share is not quoted on the Nasdaq stock market, then the “Fair Market Value” shall be the mean between the closing bid and asked prices for the Share on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

Appendix A

(c)    If the day is not a business day, and as a result, subclauses (a) and (b) next above are inapplicable, the Fair Market Value of the Share shall be determined as of the business day immediately preceding such day.
(d)    If, in accordance with rules established by the Committee, a determination of “Fair Market Value” is required as of any date and, as of that date, subclauses (a) and (b) next above are inapplicable for reasons other than those specified in subclause (c) next above, then the “Fair Market Value” as of that date shall be determined by a nationally-recognized independent appraisal or investment banking firm experienced in appraising businesses, or by such other person, Employee or entity in accordance with applicable guidance including Code Section 401(a)(28)(C) as of a date within twelve (12) months before the date of the grant of an Award, as shall be determined by the Committee from time to time or such other method as the Committee may decide in its sole discretion, with such valuation to be performed in accordance with such rules and considerations as are established by the Committee. The Company shall bear the fees and expenses of such valuation.
2.20    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.
2.21    “Good Reason” shall be defined in the Award Agreement, or, if not defined in the Award Agreement, Good Reason means a Participant’s voluntary separation from service when the following conditions are satisfied: (A) the separation from service occurs no later than six (6) months after the initial existence of one or more of the following conditions that arise without the Participant’s consent: (i) a material diminution in the Participant’s base compensation, (ii) a material diminution in the Participant’s authority, duties or responsibilities, (iii) a material change in the geographical location at which the Participant performs services, or (iv) any other act of failure to act that constitutes a material breach by the Company of any employment agreement and (B) the Participant gives written notice to the Company of the condition described in (A) above within ninety (90) days of its initial existence and the Company fails to cure the condition within thirty (30) days of receipt of the written notice.
2.22    “Group” means the Company, a parent or subsidiary corporation and the Affiliates.
2.23    “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option intended to meet the requirements of Code Section 422.
2.24    “Named Executive Officer” means a Participant who, during the Company’s last completed fiscal year, is the principal executive officer of the Company (or is acting in such capacity) , the principal financial officer of the Company (or who is acting in that capacity), and as of the end of the last completed fiscal year is among the next three most highly compensated officers of the Company (other than the principal executive officer and the principal financial officer), or one of the additional individuals for whom compensation disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. Such officer status shall be determined pursuant to the executive compensation disclosure rules under Item 402 of Regulation S-K. For purposes of compliance with Code Section 162(m), applicable officers shall be determined in accordance with the rules for “covered employees” under Code Section 162(m) and applicable guidance.
2.25    “Nonemployee Director” shall have the meaning ascribed to such term in Rule 16b-3 of the Exchange Act.
2.26    “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.
2.27    “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.
2.28    “Outside Director” shall have the meaning ascribed to such term under Code Section 162(m)(4) and the regulations promulgated with respect to Code Section 162(m).
2.29    “Participant” means a current or former Employee, Director, Nonemployee Director, Outside Director or Consultant who has outstanding an Award granted under the Plan.
2.30    “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

Appendix A

2.31    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.
2.32    “Restricted Stock” or “Restricted Share” means an Award granted to a Participant pursuant to Article 8 herein.
2.33    “Shares” means the shares of common stock of the Company, par value $0.001 per share.
2.34    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.
2.35    “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein.
2.36    “Termination of Service” means, if an Employee, termination of employment with all entities in the Group, if a Director (including a Nonemployee Director or Outside Director), termination of service on the Board and the board of directors of any member of the Group, as applicable, and if a Consultant, termination of the consulting relationship with all entities in the Group, subject to the following:
(a)    The Participant’s cessation as an Employee or Consultant shall not be deemed to occur by reason of the transfer of the Participant between the Company and a subsidiary of the Company or between two of the Company’s subsidiaries.
(b)    The Participant’s cessation as an Employee or Consultant shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a subsidiary of the Company approved by the Company or such subsidiary otherwise receiving the Participant’s services.
(c)    If, as a result of a sale or other transaction, the subsidiary of the Company for whom Participant is employed (or to whom the Participant is providing services as a Consultant) ceases to be a subsidiary of the Company (and the entity for whom the Participant is employed or to whom the Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, an Employee of or Consultant to the Company or an entity that is then a subsidiary of the Company, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.
(d)    A Consultant whose services to the Company or a subsidiary of the Company are governed by a written agreement with the Consultant will cease to be a Consultant at the time the term of such written agreement ends (without renewal); and a Consultant whose services to the Company or a subsidiary of the Company are not governed by a written agreement with the Consultant will cease to be a Consultant on the date that is 90 days after the date the Consultant last provides services requested by Company or a subsidiary of the Company (as determined by the Committee).
Notwithstanding anything contained herein to the contrary, no Participant shall be considered to have terminated service with the Company for purposes of any Award Agreement or this Plan unless the Participant has incurred a "termination of employment" from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii) promulgated under Section 409A of the Code, as applicable.

Appendix A

ARTICLE 3
ADMINISTRATION

3.1    The Committee. The Plan shall be administered by the Committee. To the extent the Company deems it to be necessary or desirable with respect to any Awards made hereunder (including for an Award to qualify as performance-based compensation under Section 162(m) of the Code or in connection with Awards granted to Participants who are subject to Section 16 of the Exchange Act), the members of the Committee may include or be limited to Nonemployee Directors or Outside Directors, who shall be appointed from time to time by, and shall serve at the discretion of, the Board.
3.2    Authority of the Committee. Except as limited by applicable law, and subject to the provisions herein, the Committee shall have full power to select the persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Participants; establish, amend, or waive rules and regulations for the Plan’s administration as they apply to Participants; and (subject to the provisions of Article 16 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan or as may be required to bring an Award into compliance with applicable law. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Participants. As permitted by applicable law, the Committee may delegate its authority as identified herein.
3.3    Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Affiliates, Participants, and their estates and beneficiaries.
ARTICLE 4
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1    Number of Shares Available for Grants.
(a)    Subject to further adjustment as provided in Section 4.2 herein, the maximum aggregate number of Shares available for grants of Awards to Participants under the Plan shall be 3,000,000. In the event any Award under the Plan is forfeited or if any outstanding Award for any reason expires, is terminated, or cancelled without exercise, the Shares subject to such Award shall again be available for grant or issuance under the Plan. Except for purposes of determining the maximum number of Shares that may be subject to ISOs, Shares tendered by a Participant to satisfy applicable tax withholding obligations or Exercise Price shall again be available for grant or issuance under the Plan.
(b)    Unless the Committee determines that Code Section 162(m) will not apply to an Award, or that an Award should not be designed to comply with the Performance-Based Exception, the following limitations shall apply to grants of Awards under the Plan:

(i)	Options: The maximum aggregate number of Shares with respect to which Options may be granted in any one calendar year to any one Participant shall be 300,000.

(ii)	SARS: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one calendar year to any one Participant shall be 300,000.

(iii)	Restricted Stock: The maximum aggregate number of Shares of Restricted Stock that may be granted in any one calendar year to any one Participant shall be 300,000.

(iv)	Dividend Equivalent Rights: The maximum aggregate number of Shares that may be granted pursuant to Dividend Equivalent Rights in any one calendar year to any one Participant shall be 300,000.
(c)    The maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 3,000,000.

Appendix A

4.2    Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split or a stock dividend, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and kind of Shares which may be delivered pursuant to Section 4.1, in the number and kind of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(b)(i) through 4.1(b)(iv) and 4(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be rounded to the nearest whole number, with one-half (1/2) of a share rounded up to the next higher number.
ARTICLE 5
ELIGIBILITY AND PARTICIPATION

5.1    Eligibility. Persons eligible to participate in this Plan include all Employees, Directors (including Nonemployee Directors and Outside Directors) and Consultants of the Group (provided that the governing body of the members of the Group on the date of grant have adopted the Plan and approved the Award on or prior to the date of grant). However, ISOs may only be granted to Employees of the Company, a parent or subsidiary corporation.
5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors (including Nonemployee Directors and Outside Directors) and Consultants those to whom Awards shall be granted and shall determine the nature and amount of each Award.
ARTICLE 6
OPTIONS

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number (subject to Article 4 herein), and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided, however, that ISOs may be granted only to Employees of the Company, a parent or subsidiary corporation.
6.2    Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
6.3    Exercise Price. The Exercise Price for each grant of an Option under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% in the case of the grant of an ISO to a 10% Owner).
6.4    Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be granted later than ten years from the date the Plan is approved by the stockholders (or five years from that date in the case of an ISO granted to a 10% Owner).
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. To the extent that the aggregate Fair Market Value of Shares subject to ISOs that become exercisable by a Participant for the first time during any calendar year (under all plans of the Company or any parent or subsidiary) exceeds $100,000, these Options, to the extent of the Shares in excess of this amount, shall be NQSOs. The ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an ISO shall be determined as of the date of the grant of such Option.
6.6    Payment.
(a)    Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Appendix A

(b)    The Exercise Price of any Option shall be payable to the Company in full (i) in cash or its equivalent, (ii) if permitted by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares, other than Shares purchased by the Participant on the open market, must have been held by the Participant for at least six (6) months prior to their tender), (iii) if permitted by the Committee, the Company’s retention of Shares otherwise to be delivered on exercise of an Option, or (iv) by a combination of (i), (ii), and/or (iii).
(c)    If the Company’s shares are publicly traded, an Option may be exercised by means of a cashless exercise with the assistance of a broker or by any other means permitted by the Committee in accordance with such terms and conditions as the Committee, in its sole discretion, shall determine to be consistent with the Plan’s purpose and applicable law.
(d)    Subject to any governing rules or regulations, and withholding obligations set forth in Article 17, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, either individually or jointly, Shares in an appropriate amount based upon the number of Shares purchased under the Option(s).
6.7    Nontransferability of Options.
(a)    Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; however a Participant may designate a beneficiary on the Participant’s death on a form provided by the Committee. Further, during the lifetime of a Participant, all ISOs granted to such Participant under the Plan shall be exercisable only by such Participant.
(b)    Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, however a Participant may designate a beneficiary on the Participant’s death on a form provided by the Committee. Further, except as otherwise provided in a Participant’s Award Agreement, during the lifetime of a Participant, all NQSOs granted to such Participant under the Plan shall be exercisable only by such Participant. An Award agreement may provide that NQSO may be transferred by gift or domestic relations order to members of the Participant’s immediate family, a controlling trust or foundation, in accordance with applicable law.
ARTICLE 7
STOCK APPRECIATION RIGHTS
7.1    Grant of SARS.
(a)    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.
(b)    The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
(c)    The exercise price of a Freestanding SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR. The exercise price of Tandem SARs shall equal the Exercise Price of the related Option.
7.2    Exercise of Tandem SARS.
(a)    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Appendix A

(b)    Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.
7.3    Exercise of Freestanding SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.
7.4    SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
7.5    Term of SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years from the date the SAR is granted.
7.6    Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)    the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by
(b)    the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
7.7    Nontransferability of SARS. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, however a Participant may designate a beneficiary on the Participant’s death on a form provided by the Committee. Further, except as otherwise provided in a Participant’s Award Agreement, during the lifetime of a Participant, all SARs granted to such Participant under the Plan shall be exercisable only by such Participant.
ARTICLE 8
RESTRICTED STOCK

8.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.
8.2    Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
8.3    Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement, however a Participant may designate a beneficiary on the Participant’s death on a form provided by the Committee. During the lifetime of a Participant, all rights with respect to the Restricted Stock granted to such Participant under the Plan shall be available only to such Participant.
8.4    Restrictions.
(a)    Subject to the terms hereof, the Committee shall impose such conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable and as are set forth in the Award Agreement including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide,

Appendix A

divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.
(b)    The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Company shall issue the Shares of Restricted Stock either (i) in certificate form or (ii) in book entry form, registered in the name of the Participant, with legends, or notations, as applicable, referring to the terms, conditions and restrictions applicable to the Award. The Participant agrees that any certificate issued for Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall be inscribed with the following legend: This certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture provisions and restrictions against transfer (the “Restrictions”), contained in the TAL International Group, Inc. 2014 Equity Incentive Plan, as amended, and an agreement entered into between the registered owner and the Company. Any attempt to dispose of these shares in contravention of the Restrictions, including by way of sale, assignment, transfer, pledge, hypothecation or otherwise, shall be null and void and without effect. Upon the lapse of restrictions relating to any Shares of Restricted Stock, the Company shall, as applicable, either remove the notations on any such Shares of Restricted Stock issued in book-entry form or deliver to the Participant or the Grantee’s personal representative a stock certificate representing a number of Shares of Common Stock, free of the restrictive legend, equal to the number of Shares of Restricted Stock with respect to which such restrictions have lapsed. If certificates representing such Restricted Stock shall have theretofore been delivered to the Participant, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such unlegended Shares of Common Stock.
(c)    Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
8.5    Voting Rights. During the Period of Restriction, subject to any limitations imposed under the By-laws of the Company, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.
ARTICLE 9
DIVIDEND EQUIVALENT RIGHTS

9.1    Grant of Dividend Equivalent Rights. Subject to the terms and provisions of the Plan, the Committee may grant Dividend Equivalent Rights to Participants in such amounts and upon such terms and conditions as the Committee shall determine.

9.2    Dividend Equivalent Rights Agreement. Each grant of Dividend Equivalent Rights shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction (if applicable), the amount of Dividend Equivalent Rights granted, and such other provisions as the Committee shall determine. Dividend Equivalent Rights may be granted either alone or in tandem with another Award and the Award Agreement may provide that the Dividend Equivalent Rights may be paid at the same time, or within 30 days of the time, dividends are paid on actual Shares to stockholders. Without limiting the generality of the preceding sentence, if an Award granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any terms and conditions it deems appropriate to the payment of Dividend Equivalent Rights such that the Dividend Equivalent Rights and/or the other Award maintain eligibility for the Performance-Based Exception.

9.3    Transferability. Except as provided in this Article 9, the Dividend Equivalent Rights granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement, other than by will or by the laws of descent and distribution, however, a Participant may designate a beneficiary on the Participant’s death on a form provided by the Committee. During the lifetime of the Participant, all rights with respect to the Dividend Equivalent Rights granted to such Participant under the Plan shall only be available to such Participant.

Appendix A

ARTICLE 10
TERMINATION OF SERVICE

Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise Options and SARs, and receive unvested Shares of Restricted Stock, following Termination of Service with the Group. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service. Notwithstanding the above, different provisions may be agreed to on and after the date of Termination of Service by the Committee and the Participant.

ARTICLE 11
RESTRICTIONS ON SHARES

All Shares acquired pursuant to Awards granted hereunder, and Participants’ right to exercise Options and SARS and/or receive Shares upon exercise or vesting of an Award, shall be subject to all applicable restrictions contained in the Company’s By-laws, stockholders agreement or insider trading policy, and any other restrictions imposed by the Committee, including, without limitation, restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and restrictions under any blue sky or state securities laws applicable to such Shares.

ARTICLE 12
PERFORMANCE MEASURES

If Awards under the Plan are subject to Code Section 162(m) and the Committee determines that such Awards should be designed to comply with the Performance-Based Exception, the performance measure(s), the attainment of which determine the degree of payout and/or vesting, to be used for purposes of such Awards shall be chosen from among earnings per share, economic value added, market share (actual or targeted growth), net income (before or after taxes), operating income, return on assets (actual or targeted growth), return on capital (actual or targeted growth), return on equity (actual or targeted growth), return on investment (actual or targeted growth), gross or net underwriting results, revenue (actual or targeted growth), share price, stock price growth, total stockholder return, or such other performance measures as are approved by the Committee and the Company’s stockholders.
The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).
In the event that applicable tax laws change to permit the Committee to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, if the Committee determines that it is advisable to grant Awards that do not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements thereof.
ARTICLE 13
BENEFICIARY DESIGNATION

Subject to the terms and conditions of the Plan and applicable Award Agreement, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing during the Participant’s lifetime with the party chosen by the Company, from time to time, to administer the Plan. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Appendix A

ARTICLE 14
RIGHTS OF PARTICIPANTS

14.1    Continued Service. Nothing in the Plan shall:
(a)    interfere with or limit in any way the right of the Company, or member of the Group, to terminate any Participant’s employment, service as a Director (including a Nonemployee Director or Outside Director), or service as a Consultant at any time, or
(b)    confer upon any Participant any right to continue in the service of any member of the Group as an Employee, Director (including a Nonemployee Director or Outside Director) or Consultant.
14.2    Participation. Participation is determined by the Committee. No person shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.
ARTICLE 15
CHANGE IN CONTROL

15.1    Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:
(a)    any and all Options and SARs granted hereunder shall become immediately exercisable; and
(b)    any restriction periods and restrictions imposed on Restricted Shares shall lapse.
15.2    Termination, Amendment and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, that the Board, upon recommendation of the Committee, may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a Change in Control.
ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1    Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan or any Award hereunder in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with any applicable tax or securities or the rules of any securities exchange on which the securities of the Company are listed, shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon; provided further that no such alteration, amendment, suspension or termination shall adversely affect any Award hereunder without the consent of the Participant to whom such Award shall have been made. Notwithstanding the foregoing (and without the consent of any Participant), the Board may amend the Plan as it determines appropriate to conform to the requirements of Code Section 409A and applicable guidance of general applicability issued thereunder.
16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, as the Committee determines appropriate in its discretion whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements, if applicable, of Code Section 162(m), as amended from time to time or cause the Plan to fail to conform to Code Section 409A.

Appendix A

16.3    Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan to Named Executive Officers, or to Participants who will likely become Named Executive Officers at the time of vesting or payment, shall be awarded and administered to comply with the requirements of Code Section 162(m), unless the Committee determines that such compliance is not desired. In addition, if changes are made to Code Section 162(m) or the regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 16, make any adjustments it deems appropriate.
ARTICLE 17
WITHHOLDING

17.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any taxes required by federal, state, or local law or regulation to be withheld with respect to any taxable event arising as a result of this Plan (including the grant, vesting, exercise or sale of any Award as applicable).
17.2    Share Withholding. Participants may elect, subject to the approval of the Committee, to satisfy all or part of such withholding requirement in cash, in Shares by the Participant’s surrender of previously acquired Shares or by having the Company withhold Shares having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
ARTICLE 18
INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by applicable law against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company’s best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE 19
SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
ARTICLE 20
LEGAL CONSTRUCTION

20.1    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
20.2    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
20.3    Requirements of Law. (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to, and may be made contingent upon satisfaction of, all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required; (b) For Participants subject to Section 16 of the

Appendix A

Exchange Act, the Plan is intended to satisfy the provisions of Rule 16b-3, all transactions involving Participants who are subject to Section 16(b) of the Exchange Act are subject to the provisions of Rule 16b-3, and any provision of the Plan that conflicts with Rule 16b-3 shall not apply to the extent of the conflict; (c) if any provision of the Plan, any Award or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision shall not apply to the extent of the conflict; (d) notwithstanding any other provision of the Plan, all Awards under the Plan are intended to be exempt from Code Section 409A or comply with the requirements thereunder, as determined by the Committee in its exclusive discretion, including without limitation the six month delay for payments of deferred compensation to “key employees” upon separation from service pursuant to Section 409A(a)(2)(B)(i) of the Code, if applicable, and each Award Agreement and this Plan shall be interpreted, administered and operated accordingly.  To the extent that any provision in any Award Agreement or this Plan is ambiguous as to its compliance with Section 409A, the provision shall be interpreted in a manner so that no payment due to any Participant shall be deemed subject to an "additional tax" within the meaning of Section 409A(a)(1)(B) of the Code.  For purposes of Section 409A, each payment made under any Award Agreement or this Plan shall be treated as a separate payment.  In no event may any Participant, directly or indirectly, designate the calendar year of any payment under any Award Agreement or this Plan.  The Company does not guarantee the tax treatment of any payments under any Award Agreement or this Plan, including without limitation under the Code, federal, state, local or foreign tax laws and regulations.
20.4    Stockholder Approval. The Plan shall be subject to approval by the Company’s stockholders either twelve (12) months before or after the date that the Board adopts the Plan. Where the Board’s action is subject to a condition such as stockholder approval, the Plan is adopted on the date the condition is met unless the Board’s resolution fixes the date of stockholder approval as the date of the Board’s action. Stockholder approval shall be obtained in accordance with the Company’s certificate of incorporation and bylaws and applicable laws.
20.5    Notice. Any written notice that may be required to be provided pursuant to the terms of the Plan or any Award Agreement shall be provided (i) to the Participant at the Participant’s home mailing address last known by the Company or (ii) to the Company Vice President, General Counsel and Secretary at 100 Manhattanville Road, Purchase, New York 10577-2135.
20.6    Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New York.

TAL International Group, Inc.

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IMPORTANT ANNUAL MEETING INFORMATION

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.

1. ELECTION OF DIRECTORS:

	For	Withhold		For	Withhold		For	Withhold
01 - Brian M. Sondey	☐	☐	02 - Malcolm P. Baker	☐	☐	03 - Claude Germain	☐	☐
04 - Kenneth Hanau	☐	☐	05 - Helmut Kaspers	☐	☐	06 - Frederic H. Lindeberg	☐	☐

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	For	Against	Abstain
2. ADVISORY VOTE ON THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	☐	☐	☐
3. APPROVAL OF THE TAL INTERNATIONAL GROUP, INC. 2014 EQUITY INCENTIVE PLAN	☐	☐	☐
4. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — Sign Here — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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01SU7D

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TAL International Group, Inc.

The undersigned hereby appoint(s) Marc A. Pearlin and John Burns as proxies, each with full power of substitution, to represent and vote as designated all shares of Common Stock of TAL International Group, Inc. held of record by the undersigned on March 14, 2014 at the Annual Meeting of Stockholders of TAL International Group, Inc. to be held at the Crowne Plaza White Plains, 66 Hale Avenue, White Plains, New York 10601, at 10:00 a.m., Eastern Daylight Time, on April 22, 2014, with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, AND 4.

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SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTOR COMPENSATION TABLE
THE NAMED EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS COMPENSATION DISCUSSION AND ANALYSIS
REPORT OF THE COMPENSATION COMMITTEE
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS TABLE
OPTIONS EXERCISED AND STOCK VESTED IN 2013
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE
PROSOSAL 2 ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION
PROPOSAL 3 ADOPTION AND APPROVAL OF TAL INTERNATIONAL GROUP, INC. 2014 EQUITY INCENTIVE PLAN
REPORT OF THE AUDIT COMMITTEE
PROSOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
MISCELLANEOUS
APPENDIX A
PROXY CARD